UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23492

Franklin BSP Private Credit Fund

(Exact name of registrant as specified in charter)

1 Madison Avenue, Suite 1600

New York, New York 10010
(Address of principal executive offices) (Zip code)

Franklin BSP Private Credit Fund

1 Madison Avenue, Suite 1600

New York, New York 10010
(Name and address of agent for service)

(212) 588-6770

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

(a)

Annual Report December 31, 2025
FRANKLIN BSP
PRIVATE CREDIT FUND

II	Franklin BSP Private Credit Fund 2025 Annual Report

Report of independent registered public accounting firm
To the Shareholders and the Board of Trustees of Franklin BSP Private Credit Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Franklin BSP Private Credit Fund (the “Fund”), including the schedule of investments, as of December 31, 2025, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from October 3, 2022 (commencement of operations) through December 31, 2022 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and for the period from October 3, 2022 (commencement of operations) through December 31, 2022, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the Fund’s auditor since 2021.
New York, NY
February 27, 2026
Franklin BSP Private Credit Fund 2025 Annual Report	III

Shareholder letter
Dear Shareholder,
We are pleased to announce Q4 2025 results for the Franklin BSP Private Credit Fund (“FBSPX” or the “Fund”), for the period ending December 31, 2025. The Fund was launched in Q4 2022 and has grown to $176.45 million in managed assets. The Fund generated 2.59% net total return through December 31, 2025, bringing since inception net performance to 9.29%. As of year-end, the Fund held over 200 investments diversified across 21 sectors and with 73% of the portfolio comprised of floating-rate instruments. Please find below an update on portfolio positioning and our market outlook.
Investment Philosophy:
The Fund offers broad exposure across various credit focused strategies utilizing BSP’s extensive experience deploying capital through multiple business cycles. The Fund seeks to generate attractive risk-adjusted returns with consistent current income by investing primarily in private credit investments, including directly originated loans to middle market companies in the U.S. (typically with annual EBITDA of between $25-$100 million), commercial real estate, special situations, and structured credit. Investors are able to gain direct exposure to a balanced portfolio of potentially higher yielding alternative credit, targeting attractive opportunities across the credit spectrum.
BSP’s multi-strategy credit experience provides the Fund with flexibility to invest across the capital structure with a dynamic approach to asset allocation in order to take advantage of the best risk adjusted returns. FBSPX has a core allocation to direct lending, a dedicated liquidity allocation with exposure primarily to high yield bonds and broadly syndicated leveraged loans, and an opportunistic allocation designed to nimbly capitalize on attractive themes including special situations, commercial real estate, and structured credit.
Portfolio Update and Market Outlook:
The defining story of 2025 has been the strength of the U.S. economy. Despite headwinds ranging from trade tariffs and immigration restrictions to the longest U.S. government shutdown in history, growth consistently exceeded expectations.
The year began with a shift from post-election optimism in 2024 to a more sobering reality. Uncertainty peaked on April 2nd with the formal announcement of sweeping tariffs, triggering a sharp but brief selloff. However, as it became clear that these tariffs were a negotiating tool rather than a permanent shift toward protectionism, risk assets staged a rapid recovery. While public markets experienced early-year turbulence, private credit and other illiquid assets remained largely insulated, highlighting their structural resilience.
As the year progressed, fears of tariff-induced inflation proved largely unfounded. Much of the cost burden was absorbed within supply chains, allowing the Federal Reserve to maintain a path toward lower rates. The primary casualty of this year’s uncertainty was the M&A market, as many sponsors delayed transactions. However, as trade agreements with key partners were reached in the third quarter, momentum began to return. Deal pipelines are now reopening,
IV	Franklin BSP Private Credit Fund 2025 Annual Report

Shareholder letter (cont’d)
supported by lower borrowing costs and improved policy visibility. Both equity and fixed-income markets delivered robust total returns for the year, fueled by a combination of resilient corporate earnings growth and expectations of rate cuts.
With respect to the Fund, we actively repositioned the portfolio over the course of the year in response to evolving market conditions and improving opportunity sets across strategies. We rotated out of tactical credit and liquid high-yield bonds, reducing exposure from nearly 50% at the start of the year to approximately 7%, reflecting our view that relative value in these areas has become less compelling as spreads compressed.
Concurrently, we continued to increase the Fund’s exposure to direct lending as the M&A environment showed meaningful signs of improvement. We also increased allocations to convertible bonds, where we are particularly constructive on opportunities tied to artificial intelligence and technology-enabled growth themes, which we believe offer attractive asymmetric return profiles.
In addition, we grew the Fund’s exposure to commercial real estate to nearly 10% from 3% at the start of the year, selectively deploying capital into interesting opportunities. Finally, we maintain high conviction in the asset-based finance space, where we continue to see a robust pipeline of opportunities supported by strong collateral coverage and attractive risk-adjusted returns.
Collectively, these portfolio adjustments are intended to position the Fund for resilience and adaptability amid an evolving macroeconomic backdrop. We will continue to rebalance dynamically to identify compelling relative-value opportunities across asset classes and remain focused on delivering attractive risk-adjusted returns for our investors. On behalf of everyone at Benefit Street Partners, thank you for your continued partnership and trust. Please do not hesitate to reach out to our team with any questions.
Sincerely,

Richard J. Byrne
Chief Executive Officer and President
Franklin BSP Private Credit Fund 2025 Annual Report	V

Performance data (unaudited)

Total return based on a $10,000 investment

This chart assumes an initial gross investment of $10,000 made on October 3, 2022 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when repurchased, may be worth more or less than the original cost.
The Morningstar LSTA US Leveraged Loan Index is designed to deliver comprehensive, precise coverage of the US leveraged loan market.
The Intercontinental Exchange (ICE) Bank of America (BofA) US High Yield Index tracks the performance of US dollar denominated below investment grade rated corporate debt publicly issued in the US domestic market.

Average annual total returns (for periods ended December 31, 2025)

	1-year period ended 12/31/2025	Since Inception (10/3/2022)
Franklin BSP Private Credit Fund - Class A	2.08%	8.74%
Franklin BSP Private Credit Fund - Advisor Class	2.59%	9.29%
LSTA US Leveraged Loan Index	5.93%	9.48%
ICE BofA US High Yield Index	8.63%	10.41%

Franklin BSP Private Credit Fund 2025 Annual Report	1

Performance data (unaudited)(cont’d)

Investment Breakdown (%) as a percent of total investments

The below table represents the composition of the Fund’s investments as of December 31, 2025. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

12/31/2025
Senior Secured First Lien Debt	71.5%
Senior Secured Second Lien Debt	4.4%
Subordinated Debt	14.0%
Collateralized Securities	4.5%
Equity/Other	5.6%

2	Franklin BSP Private Credit Fund 2025 Annual Report

Consolidated schedule of investments
December 31, 2025

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Collateralized Securities — 6.4%
CLO Debt — 6.4%
Generate CLO, Ltd. 23-11A D2RA (c)(d)(e)	Capital Markets	S + 4.85% (8.73%), 10/20/2037	$2,000,000	$2,000,000
Golub Capital Partners Short Duration 22-1A DR (c)(d)(e)	Capital Markets	S + 4.60% (8.46%), 7/25/2033	1,500,000	1,500,000
HalseyPoint CLO II, Ltd. 20-2A D2R (c)(d)(e)	Capital Markets	S + 5.00% (8.88%), 7/20/2037	1,000,000	996,800
Navesink CLO, Ltd. 23-1A DJR (c)(d)(e)	Capital Markets	S + 5.60% (9.46%), 7/25/2033	1,250,000	1,250,000
Uniti Fiber ABS Issuer, LLC 25-2A C (c)	Diversified Telecommunication Services	7.83%, 1/20/2056	2,000,000	2,016,015
Total CLO Debt (Cost $7,740,000)				$7,762,815
Total Collateralized Securities (Cost $7,740,000)				$7,762,815
Senior Secured First Lien Debt — 102.1%
Bank Loans — 100.7%
188 West St. James Owner, LLC (d)(e)(f)	Real Estate Management & Development	S + 6.50% (10.35%), 11/9/2026	$3,765,093	$3,752,593
188 West St. James Owner, LLC (e)(f)	Real Estate Management & Development	14.00%, 11/9/2026	—	(12,377)
300 Pressler Street Owner, LLC (d)(e)(f)	Real Estate Management & Development	S + 6.00% (10.00%), 4/9/2028	845,674	804,174
628 Summit Ave, LLC (d)(e)(f)	Real Estate Management & Development	S + 5.05% (8.81%), 10/9/2027	2,354,918	2,348,318
84 East Avenue Owner, LLC (d)(e)(f)	Real Estate Management & Development	S + 5.76% (9.52%), 1/9/2027	2,682,340	2,679,039
84 East Avenue Owner, LLC (d)(e)(f)	Real Estate Management & Development	S + 10.46% (14.22%), 1/9/2027	388,745	388,267
Accel International Holdings, LLC (d)(e)	Electrical Equipment	S + 4.50% (8.22%), 4/26/2032	1,462,000	1,455,421
Accel International Holdings, LLC (d)(e)(f)	Electrical Equipment	S + 4.50%, 4/26/2032	—	(1,129)

The accompanying notes are an integral part of these consolidated financial statements.
Franklin BSP Private Credit Fund 2025 Annual Report	3

Consolidated schedule of investments (cont’d)
December 31, 2025

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
Adelaide Borrower, LLC (d)(e)	Software	S + 6.76% (10.42%), 3.38% PIK, 5/8/2030	$1,859,247	$1,859,247
Adelaide Borrower, LLC (d)(e)(f)	Software	S + 6.76%, 3.38% PIK, 5/8/2030	—	—
Adelaide Borrower, LLC (d)(e)(f)	Software	S + 6.25% (9.98%), 5/8/2030	46,440	46,440
Allied Benefit Systems Intermediate, LLC (d)(e)	Health Care Providers & Services	S + 5.00% (8.73%), 10/31/2030	3,891,836	3,891,835
Amylu Borrower Sub, LLC (d)(e)	Food Products	S + 5.00% (8.74%), 6/10/2031	2,123,678	2,123,678
Amylu Borrower Sub, LLC (d)(e)(f)	Food Products	S + 5.00%, 6/10/2031	—	—
Amylu Borrower Sub, LLC (d)(e)(f)	Food Products	S + 5.00%, 6/10/2031	—	—
Arctic Holdco, LLC (d)(e)	Trading Companies & Distributors	S + 5.25% (8.92%), 1/31/2032	2,350,260	2,350,260
Arctic Holdco, LLC (d)(e)(f)	Trading Companies & Distributors	S + 5.25% (9.09%), 1/31/2032	166,145	166,145
Arctic Holdco, LLC (d)(e)(f)	Trading Companies & Distributors	S + 5.25% (8.92%), 1/31/2031	32,400	32,400
Armada Parent, Inc. (d)(e)	Aerospace & Defense	S + 5.25% (9.07%), 10/29/2030	2,988,418	2,988,417
Armada Parent, Inc. (d)(e)	Aerospace & Defense	S + 5.25% (9.12%), 10/29/2030	207,000	207,000
Armada Parent, Inc. (d)(e)(f)	Aerospace & Defense	S + 5.25%, 10/29/2030	—	—
Artifact Bidco, Inc. (d)(e)	Software	S + 4.15% (7.82%), 7/28/2031	792,000	792,000
Artifact Bidco, Inc. (d)(e)(f)	Software	S + 4.15%, 7/28/2031	—	—
Artifact Bidco, Inc. (d)(e)(f)	Software	S + 4.15%, 7/26/2030	—	—
AuditBoard, Inc. (d)(e)	Software	S + 4.50% (8.17%), 7/14/2031	1,185,000	1,185,000
AuditBoard, Inc. (d)(e)	Software	S + 4.50% (8.24%), 7/14/2031	564,000	564,000
AuditBoard, Inc. (d)(e)(f)	Software	S + 4.50%, 7/14/2031	—	—

The accompanying notes are an integral part of these consolidated financial statements.
4	Franklin BSP Private Credit Fund 2025 Annual Report

Consolidated schedule of investments (cont’d)
December 31, 2025

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
Axiom Global, Inc. (d)(e)	Professional Services	S + 4.50% (8.44%), 10/2/2028	$1,379,000	$1,379,000
Azurite Intermediate Holdings, Inc. (d)(e)	Software	S + 6.00% (9.72%), 3/19/2031	1,171,875	1,171,875
Azurite Intermediate Holdings, Inc. (d)(e)	Software	S + 6.00% (9.72%), 3/19/2031	515,625	515,625
Azurite Intermediate Holdings, Inc. (d)(e)(f)	Software	S + 6.00%, 3/19/2031	—	—
Big Apple Advisory, LLC (d)(e)	Financial Services	S + 4.50% (8.24%), 11/18/2031	2,413,760	2,413,759
Big Apple Advisory, LLC (d)(e)(f)	Financial Services	S + 4.50% (8.17%), 11/18/2031	266,532	266,532
Big Apple Advisory, LLC (d)(e)(f)	Financial Services	S + 4.50%, 11/18/2031	—	—
Bingo Group Buyer, Inc. (d)(e)	Commercial Services & Supplies	S + 5.00% (8.67%), 7/10/2031	778,150	778,150
Bingo Group Buyer, Inc. (d)(e)	Commercial Services & Supplies	S + 4.75% (8.42%), 7/10/2031	243,413	243,413
Bingo Group Buyer, Inc. (d)(e)	Commercial Services & Supplies	S + 4.75% (8.68%), 7/10/2031	223,440	223,440
Bingo Group Buyer, Inc. (d)(e)(f)	Commercial Services & Supplies	S + 4.75% (8.42%), 7/10/2031	2,858	2,858
Bingo Group Buyer, Inc. (d)(e)(f)	Commercial Services & Supplies	S + 4.75%, 7/10/2031	—	—
Carr, Riggs & Ingram Capital, LLC (d)(e)	Financial Services	S + 4.25% (7.92%), 11/18/2031	642,148	642,148
Carr, Riggs & Ingram Capital, LLC (d)(e)(f)	Financial Services	S + 4.25% (7.92%), 11/18/2031	87,897	87,897
Carr, Riggs & Ingram Capital, LLC (d)(e)(f)	Financial Services	S + 4.25%, 11/18/2031	—	—
CCI Buyer, Inc. (d)(e)	Wireless Telecommunication Services	S + 5.00% (8.67%), 5/13/2032	2,807,963	2,807,962
CCI Buyer, Inc. (d)(e)(f)	Wireless Telecommunication Services	S + 5.00%, 5/13/2032	—	—
Cliffwater, LLC (d)(e)	Financial Services	S + 4.75% (8.47%), 4/22/2032	1,614,798	1,614,798
Cliffwater, LLC (d)(e)(f)	Financial Services	S + 4.75%, 4/22/2032	—	—

The accompanying notes are an integral part of these consolidated financial statements.
Franklin BSP Private Credit Fund 2025 Annual Report	5

Consolidated schedule of investments (cont’d)
December 31, 2025

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
Coalesce Merlin Purchaser, LLC (d)(e)	Commercial Services & Supplies	S + 5.00% (8.72%), 9/10/2031	$891,000	$885,119
Coalesce Merlin Purchaser, LLC (d)(e)(f)	Commercial Services & Supplies	S + 5.00% (8.78%), 9/10/2031	39,900	36,601
Coalesce Merlin Purchaser, LLC (d)(e)(f)	Commercial Services & Supplies	S + 5.00%, 9/10/2031	—	(1,650)
Cold Spring Brewing, Co. (d)(e)	Beverages	S + 4.75% (8.49%), 12/10/2030	1,051,844	1,051,844
Corfin Industries, LLC (d)(e)	Electrical Equipment	S + 5.25% (9.07%), 12/27/2027	1,116,563	1,116,563
Demakes Borrower, LLC (d)(e)	Consumer Staples Distribution & Retail	S + 6.00% (9.67%), 12/12/2029	984,900	984,900
Einstein Parent, Inc. (d)(e)	Software	S + 6.50% (10.36%), 1/22/2031	1,142,000	1,136,290
Einstein Parent, Inc. (d)(e)(f)	Software	S + 6.50%, 1/22/2031	—	(590)
Electric Power Engineers, LLC (d)(e)	Professional Services	S + 4.50% (8.17%), 12/31/2031	1,428,000	1,428,000
Electric Power Engineers, LLC (d)(e)(f)	Professional Services	S + 4.50%, 12/31/2031	—	—
Electric Power Engineers, LLC (d)(e)(f)	Professional Services	S + 4.50%, 12/31/2031	—	—
Electro-Methods, LP (d)(e)	Machinery	S + 4.75% (8.62%), 2/23/2032	1,761,150	1,761,150
Electro-Methods, LP (d)(e)(f)	Machinery	S + 4.75%, 2/23/2032	—	—
Faraday Buyer, LLC (d)(e)	Electrical Equipment	S + 6.00% (9.67%), 10/11/2028	339,940	339,940
Faraday Buyer, LLC (d)(e)	Electrical Equipment	S + 6.00% (9.67%), 10/11/2028	72,335	72,335
Flow Traders Holding, LLC (d)(e)	Capital Markets	S + 5.00% (8.84%), 10/29/2031	2,675,295	2,636,236
Flow Traders Holding, LLC (d)(e)(f)	Capital Markets	S + 5.00%, 10/29/2031	—	(14,673)
FloWorks International, LLC (d)(e)	Machinery	S + 4.75% (8.57%), 11/26/2031	2,014,775	2,014,775
FloWorks International, LLC (d)(e)	Machinery	S + 4.75% (8.57%), 11/26/2031	254,000	254,000
FNZ Group Entities, Ltd. (d)	Financial Services	S + 5.00% (8.90%), 11/5/2031	1,488,750	1,168,669

The accompanying notes are an integral part of these consolidated financial statements.
6	Franklin BSP Private Credit Fund 2025 Annual Report

Consolidated schedule of investments (cont’d)
December 31, 2025

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
Hallandale Oasis 2019, LLC (d)(e)(f)	Real Estate Management & Development	S + 8.30% (12.06%), 8/9/2026	$2,948,933	$2,935,621
Higginbotham Insurance Agency, Inc. (d)(e)(f)	Insurance	S + 4.50%, 6/11/2031	—	—
Highway 16A Apartments, LLC (d)(e)(f)	Real Estate Management & Development	S + 4.00% (7.76%), 2/9/2028	1,211,731	1,192,347
Hometown Food, Co. (d)(e)	Food Products	S + 4.50% (8.28%), 12/3/2030	1,067,650	1,058,254
ICAT Intermediate Holdings, LLC (d)(e)	Ground Transportation	S + 6.25% (9.97%), 3/1/2029	963,585	950,191
ICAT Intermediate Holdings, LLC (d)(e)(f)	Ground Transportation	S + 6.25%, 3/1/2029	—	(1,015)
ICAT Intermediate Holdings, LLC (d)(e)(f)	Ground Transportation	S + 6.25% (9.97%), 3/1/2029	120,750	114,036
Ideal Tridon Holdings, Inc. (d)(e)	Machinery	S + 5.00% (8.67%), 6/30/2032	2,276,295	2,255,124
Ideal Tridon Holdings, Inc. (d)(e)(f)	Machinery	S + 5.00%, 6/30/2032	—	(3,897)
Ideal Tridon Holdings, Inc. (d)(e)(f)	Machinery	S + 5.00% (8.72%), 6/30/2032	46,533	43,287
InhabitIQ, Inc. (d)(e)	Software	S + 4.50% (8.22%), 1/12/2032	1,331,310	1,325,585
InhabitIQ, Inc. (d)(e)(f)	Software	S + 4.50%, 1/12/2032	—	(1,600)
InhabitIQ, Inc. (d)(e)(f)	Software	S + 4.50%, 1/12/2032	—	(998)
Integrated Global Services, Inc. (d)(e)	Commercial Services & Supplies	S + 5.00% (8.74%), 3/6/2032	1,671,600	1,649,534
Integrated Global Services, Inc. (d)(e)(f)	Commercial Services & Supplies	S + 5.00%, 3/6/2032	—	(3,696)
Integrated Global Services, Inc. (d)(e)(f)	Commercial Services & Supplies	P + 4.00% (10.75%), 3/6/2031	84,000	79,842
IW Buyer, LLC (d)(e)	Electrical Equipment	S + 5.00% (8.82%), 6/28/2029	150,987	150,987
IW Buyer, LLC (d)(e)	Electrical Equipment	S + 5.00% (8.82%), 6/28/2029	1,019,057	1,019,057
IW Buyer, LLC (d)(e)	Electrical Equipment	S + 5.00% (8.82%), 6/28/2029	878,827	878,827

The accompanying notes are an integral part of these consolidated financial statements.
Franklin BSP Private Credit Fund 2025 Annual Report	7

Consolidated schedule of investments (cont’d)
December 31, 2025

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
IW Buyer, LLC (d)(e)(f)	Electrical Equipment	S + 5.00% (8.82%), 6/28/2029	$82,896	$82,896
Knowledge Pro Buyer, Inc. (d)(e)	Professional Services	S + 4.50% (8.32%), 12/10/2029	44,566	44,566
Knowledge Pro Buyer, Inc. (d)(e)(f)	Professional Services	S + 4.50% (8.32%), 12/10/2029	569,672	569,672
Knowledge Pro Buyer, Inc. (d)(e)(f)	Professional Services	S + 4.50%, 12/10/2029	—	—
Last Dance Intermediate II, LLC (d)(e)	Diversified Telecommunication Services	S + 5.25% (8.97%), 3/31/2031	1,213,000	1,197,110
Last Dance Intermediate II, LLC (d)(e)	Diversified Telecommunication Services	S + 5.25% (8.97%), 3/31/2031	1,197,000	1,186,347
Last Dance Intermediate II, LLC (d)(e)(f)	Diversified Telecommunication Services	S + 5.25% (8.97%), 3/31/2031	261,484	250,676
Last Dance Intermediate II, LLC (d)(e)(f)	Diversified Telecommunication Services	S + 5.25%, 3/31/2031	—	(2,778)
Lighthouse Intelligence, Ltd. (d)(e)(g)	Software	S + 5.00% (8.72%), 2.50% PIK, 4/10/2030	1,159,305	1,144,466
Lighthouse Intelligence, Ltd. (d)(e)(f)(g)	Software	S + 5.00%, 2.50% PIK, 4/10/2030	—	(7,872)
Lighthouse Intelligence, Ltd. (d)(e)(f)(g)	Software	S + 5.00%, 2.50% PIK, 4/10/2030	—	(5,619)
LSF12 Donnelly Bidco, LLC (d)(e)	Machinery	S + 6.50% (10.22%), 10/2/2029	1,099,688	1,099,688
Mandrake Bidco, Inc. (d)(e)	Machinery	S + 4.50% (8.34%), 8/20/2031	2,843,280	2,843,280
Mandrake Bidco, Inc. (d)(e)(f)	Machinery	S + 4.50%, 8/20/2030	—	—
Megavolt Borrower, LLC (d)(e)	Construction & Engineering	S + 4.75% (8.42%), 2/13/2032	1,892,490	1,892,490
MRI Software, LLC (d)(e)	Software	S + 4.75% (8.75%), 2/10/2028	273,129	273,129
MRI Software, LLC (d)(e)	Software	S + 4.75% (8.42%), 2/10/2027	843,553	839,335

The accompanying notes are an integral part of these consolidated financial statements.
8	Franklin BSP Private Credit Fund 2025 Annual Report

Consolidated schedule of investments (cont’d)
December 31, 2025

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
Neptune Bidco US, Inc. (d)	Interactive Media & Services	S + 5.00% (9.01%), 4/11/2029	$1,232,310	$1,217,215
New Fortress Energy, Inc. (d)	Oil, Gas & Consumable Fuels	S + 5.50% (9.24%), 10/30/2028	3,967,522	1,618,749
PetVet Care Centers, LLC (d)(e)	Health Care Providers & Services	S + 6.00% (9.72%), 11/15/2030	1,697,360	1,615,887
PetVet Care Centers, LLC (d)(e)(f)	Health Care Providers & Services	S + 6.00% (9.84%), 11/15/2029	22,600	11,752
PREF Montabella PropCo, LLC & PREF Dominion PropCo, LLC (d)(e)	Real Estate Management & Development	S + 3.25% (7.01%), 2/9/2027	3,000,000	3,000,000
Reagent Chemical and Research, LLC (d)(e)	Chemicals	S + 5.25% (9.17%), 4/30/2031	517,000	517,000
Reagent Chemical and Research, LLC (d)(e)	Chemicals	S + 5.25% (9.17%), 4/30/2031	2,299,523	2,299,523
Reagent Chemical and Research, LLC (d)(e)(f)	Chemicals	S + 5.25%, 4/30/2030	—	—
Rialto Management Group, LLC (d)(e)	Financial Services	S + 5.00% (8.72%), 12/5/2030	1,032,262	1,032,262
Rialto Management Group, LLC (d)(e)(f)	Financial Services	S + 5.00%, 12/5/2030	—	—
Saturn Sound Bidco, Ltd. (d)(e)(g)	Trading Companies & Distributors	S + 5.25% (9.09%), 12/3/2031	1,270,000	1,259,205
Saturn Sound Bidco, Ltd. (d)(e)(f)(g)	Trading Companies & Distributors	S + 5.25%, 12/3/2031	—	(1,963)
Serrano Parent, LLC (d)(e)	Software	S + 6.50% (10.36%), 5/12/2030	3,135,000	2,915,550
Serrano Parent, LLC (d)(e)(f)	Software	S + 6.50%, 5/12/2030	—	(22,610)
SitusAMC Holdings Corp. (d)(e)	Financial Services	S + 5.50% (9.17%), 5/14/2031	2,807,963	2,807,962
Skywater Technology Foundry, Inc. (d)(e)(f)	Semiconductors & Semiconductor Equipment	S + 4.25% (8.12%), 6/30/2030	2,394,486	2,346,360
TEI Intermediate, LLC (d)(e)	Commercial Services & Supplies	S + 5.25% (8.85%), 12/15/2031	1,177,589	1,177,589
TEI Intermediate, LLC (d)(e)(f)	Commercial Services & Supplies	S + 4.75% (8.63%), 12/15/2031	47,685	47,685
TEI Intermediate, LLC (d)(e)(f)	Commercial Services & Supplies	S + 4.75% (8.61%), 12/15/2031	43,959	43,959

The accompanying notes are an integral part of these consolidated financial statements.
Franklin BSP Private Credit Fund 2025 Annual Report	9

Consolidated schedule of investments (cont’d)
December 31, 2025

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
Truck Hero, Inc. (d)	Automobile Components	S + 5.00% (8.83%), 1/31/2028	$986,212	$760,863
Trystar, LLC (d)(e)	Electrical Equipment	S + 4.25% (8.09%), 8/6/2031	530,640	530,640
Trystar, LLC (d)(e)	Electrical Equipment	S + 4.25% (8.09%), 8/6/2031	1,256,310	1,256,310
Trystar, LLC (d)(e)(f)	Electrical Equipment	S + 4.25% (8.09%), 8/6/2031	149,748	149,748
Trystar, LLC (d)(e)(f)	Electrical Equipment	S + 4.25%, 8/6/2031	—	—
Vaco Holdings, LLC (d)	Professional Services	S + 5.00% (8.82%), 1/22/2029	2,466,024	2,003,151
Varicent Intermediate Holdings Corp. (d)(e)	Software	S + 6.25% (9.92%), 3.38% PIK, 8/23/2031	826,000	826,000
Varicent Intermediate Holdings Corp. (d)(e)	Software	S + 6.25% (9.92%), 3.38% PIK, 8/23/2031	1,080,543	1,080,543
Varicent Intermediate Holdings Corp. (d)(e)(f)	Software	S + 6.25%, 3.38% PIK, 8/23/2031	—	—
Varicent Intermediate Holdings Corp. (d)(e)(f)	Software	S + 6.25% (9.92%), 3.38% PIK, 8/23/2031	23,893	23,893
Varicent Intermediate Holdings Corp. (d)(e)(f)	Software	S + 6.25%, 3.38% PIK, 8/23/2031	—	—
Volunteer AcquisitionCo, LLC (d)(e)	Construction Materials	S + 6.50% (10.32%), 9/1/2029	315,013	303,042
Volunteer AcquisitionCo, LLC (d)(e)	Construction Materials	S + 6.50% (10.32%), 9/1/2029	4,048,968	3,895,108
Volunteer AcquisitionCo, LLC (d)(e)(f)	Construction Materials	S + 6.50%, 9/1/2029	—	(24,244)
Westwood Professional Services, Inc. (d)(e)	Construction & Engineering	S + 4.50% (8.17%), 9/19/2031	2,294,950	2,294,950
Westwood Professional Services, Inc. (d)(e)(f)	Construction & Engineering	S + 4.50% (8.17%), 9/19/2031	226,596	226,596
Westwood Professional Services, Inc. (d)(e)(f)	Construction & Engineering	S + 4.50%, 9/19/2031	—	—
WHK Waterfront Urban Renewal, LLC (d)(e)(f)	Real Estate Management & Development	S + 5.50% (9.55%), 7/9/2027	298,349	261,149
WIN Holdings III Corp. (d)(e)	Diversified Consumer Services	S + 5.00% (8.85%), 7/16/2028	1,130,000	1,130,000

The accompanying notes are an integral part of these consolidated financial statements.
10	Franklin BSP Private Credit Fund 2025 Annual Report

Consolidated schedule of investments (cont’d)
December 31, 2025

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
X Corp.	Interactive Media & Services	9.50%, 10/26/2029	$2,993,622	$2,980,780
X.AI Corp.	Software	12.50%, 6/28/2030	1,990,000	2,086,595
Zendesk, Inc. (d)(e)	Software	S + 5.00% (8.69%), 11/22/2028	541,235	541,235
Zendesk, Inc. (d)(e)(f)	Software	S + 5.00% (8.69%), 11/22/2028	41,245	41,245
Zendesk, Inc. (d)(e)	Software	S + 5.00% (9.00%), 11/22/2028	45,551	45,551
Zendesk, Inc. (d)(e)(f)	Software	S + 5.00%, 11/22/2028	—	—
Total Bank Loans (Cost $123,730,140)				$121,985,846
Corporate Bonds — 1.4%
Brightline East, LLC (c)	Ground Transportation	11.00%, 1/31/2030	$6,000,000	$1,694,535
Total Corporate Bonds (Cost $4,786,015)				$1,694,535
Total Senior Secured First Lien Debt (Cost $128,516,155)				$123,680,381
Senior Secured Second Lien Debt — 6.3%
Bank Loans — 6.3%
Corelogic, Inc. (d)	IT Services	S + 6.50% (10.33%), 6/4/2029	$1,500,000	$1,508,745
IDERA, Inc. (d)(e)	Software	S + 6.75% (10.75%), 3/2/2029	1,844,512	1,660,061
MH Sub I, LLC (d)	IT Services	S + 6.25% (10.09%), 2/23/2029	1,250,000	1,040,413
Peraton Corp. (d)	Communications Equipment	S + 7.75% (11.67%), 2/1/2029	3,025,000	2,368,968
S&S Holdings, LLC (d)(e)	Textiles, Apparel & luxury goods	S + 8.75% (12.58%), 3/11/2029	1,000,000	1,000,000
Total Bank Loans (Cost $7,516,558)				$7,578,187
Total Senior Secured Second Lien Debt (Cost $7,516,558)				$7,578,187

The accompanying notes are an integral part of these consolidated financial statements.
Franklin BSP Private Credit Fund 2025 Annual Report	11

Consolidated schedule of investments (cont’d)
December 31, 2025

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Subordinated Debt — 20.0%
Bank Loans — 0.7%
300 Pressler Street Member, LLC (d)(e)(f)	Real Estate Management & Development	S + 15.25% (19.25%), 4/9/2028	$163,230	$155,218
WHK Waterfront Mezz, LLC (d)(e)(f)	Real Estate Management & Development	S + 11.90% (15.95%), 7/9/2027	748,583	740,796
Total Bank Loans (Cost $880,285)				$896,014
Commercial Paper — 1.6%
Galaxy Digital Holdings, LP (c)(e)(g)(j)	Capital Markets	7.00%, 3/11/2026	$2,000,000	$1,973,000
Total Commercial Paper (Cost $1,973,167)				$1,973,000
Convertible Bonds — 17.7%
Alibaba Group Holding, Ltd. (c)(g)	Broadline Retail	0.00%, 9/15/2032	$1,000,000	$1,031,853
Bloom Energy Corp. (c)	Electrical Equipment	0.00%, 11/15/2030	1,500,000	1,309,227
Coinbase Global, Inc.	Capital Markets	0.25%, 4/1/2030	1,500,000	1,540,058
Echostar Corp.	Media	3.88% PIK, 11/30/2030	360,000	1,207,280
Galaxy Digital Holdings, LP (c)(g)	Capital Markets	2.50%, 12/1/2029	500,000	630,773
Galaxy Digital Holdings, LP (c)(g)	Capital Markets	0.50%, 5/1/2031	1,500,000	1,142,318
IREN, Ltd. (c)	Software	0.00%, 7/1/2031	1,500,000	1,119,030
IREN, Ltd. (c)	Software	1.00%, 6/1/2033	1,000,000	936,989
JetBlue Airways Corp.	Passenger Airlines	2.50%, 9/1/2029	3,250,000	3,152,514
Lucid Group, Inc. (c)	Automobiles	5.00%, 4/1/2030	3,000,000	1,756,169
MARA Holdings, Inc. (c)	Software	0.00%, 8/1/2032	1,000,000	684,439
MP Materials Corp. (c)	Metals & Mining	3.00%, 3/1/2030	580,000	1,448,850
Northern Oil & Gas, Inc.	Oil, Gas & Consumable Fuels	3.63%, 4/15/2029	500,000	483,167
Northern Oil & Gas, Inc. (c)	Oil, Gas & Consumable Fuels	3.63%, 4/15/2029	250,000	239,547
Riot Platforms, Inc.	Software	0.75%, 1/15/2030	1,000,000	1,133,805
Shift4 Payments, Inc.	Financial Services	0.50%, 8/1/2027	1,000,000	964,615
Strategy, Inc.	Software	0.63%, 9/15/2028	540,000	632,275
Strategy, Inc. (c)	Software	0.00%, 3/1/2030	1,000,000	863,913
Terawulf, Inc. (c)	Software	0.00%, 5/1/2032	1,250,000	1,081,551
Total Convertible Bonds (Cost $25,088,824)				$21,358,373
Total Subordinated Debt (Cost $27,942,276)				$24,227,387

The accompanying notes are an integral part of these consolidated financial statements.
12	Franklin BSP Private Credit Fund 2025 Annual Report

Consolidated schedule of investments (cont’d)
December 31, 2025

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Equity/Other — 8.0%
Common Stock — 0.7%
BSP Equipment Financing, LLC (c)(e)(f)(h)(i)	Financial Services		790,501	$790,501
Total Common Stock (Cost $790,501)				$790,501
Preferred Stock - Convertible — 6.3%
CCI Buyer, Inc. (c)(e)	Wireless Telecommunication Services	12.00% PIK, 5/6/2050	2,108	$2,065,959
Higginbotham Insurance Agency, Inc. (c)(e)	Insurance	10.50%, 11/25/2028	522	514,170
PG&E Corp.	Electric Utilities	6.00%, 12/1/2027	123,705	5,071,906
Total Preferred Stock — Convertible (Cost $8,122,357)				$7,652,035
Preferred Stock - 1.0%
Fannie Mae	Financial Services		83,240	$1,267,745
Total Preferred Stock (Cost $574,783)				$1,267,745
Total Equity/Other (Cost $9,487,641)				$9,710,281
Total Investments — 142.8% (Cost $181,202,630)				$172,959,051
Liabilities in Excess of Other Assets — (42.8%)				(51,862,382)
Total Net Assets — 100.0%				$121,096,669

Percentages are stated as a percent of net assets.
(a)	Unless otherwise indicated, all investments in the consolidated schedule of investments are non-affiliated, non-controlled investments.
(b)
The majority of the investments bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) or Prime (“P”) and which reset daily, monthly, quarterly, or semiannually. For each, the Fund has provided the spread over the relevant reference rate and the current interest rate in effect at December 31, 2025. Certain investments are subject to reference rate floors. For fixed rate loans, a spread above a reference rate is not applicable. For funded floating rate securities, the all-in rate is disclosed within parentheses.

(c)	Security may be subject to legal restrictions on sales. The aggregate value of these securities at December 31, 2025 was $27,045,639 which represented 22.3% of net assets.
(d)	Variable rate security. Actual reference rates may vary based on the reset date of the security.
(e)	Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Fund’s Adviser acting through its Valuation Committee.
(f)
Position or portion thereof includes an unfunded commitment, and no interest is being earned on the unfunded portion. The investment may be subject to an unused/letter of credit facility fee. The negative fair value, if applicable, is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost, if applicable, is the result of the capitalized discount being greater than the principal amount outstanding on the loan. Please refer to Note 8 for additional details.

(g)	Substantially all of our investments are domiciled in the United States. Certain investments also have international operations.
The accompanying notes are an integral part of these consolidated financial statements.
Franklin BSP Private Credit Fund 2025 Annual Report	13

Consolidated schedule of investments (cont’d)
December 31, 2025

Franklin BSP Private Credit Fund

(h)
The provisions of the 1940 Act classify investments further based on the level of ownership that the Fund maintains in a particular portfolio company. As defined in the 1940 Act, a fund is generally deemed as “non-affiliated” when the Fund owns less than 5% of a portfolio company’s outstanding voting securities and “affiliated” when the Fund owns 5% or more of a portfolio company’s outstanding voting securities. The Fund classifies this investment as “affiliated.”

(i)	The Fund’s investment is held through the consolidated subsidiary, FBSPX Equipment Finance Holdings LLC.
(j)	This investment was funded using cryptocurrency stablecoin (USDC), and proceeds from this investment are expected to be received in USDC.
The following table presents additional information regarding restricted securities:

Portfolio Company	Acquisition Date	Cost
Alibaba Group Holding, Ltd.	09/29/2025	$1,143,636
Bloom Energy Corp.	10/31/2025	1,466,137
Brightline East, LLC	04/25/2024	4,786,015
BSP Equipment Financing, LLC	11/12/2025	790,501
CCI Buyer, Inc.	05/13/2025	2,069,019
Galaxy Digital Holdings, LP	10/23/2025	909,803
Galaxy Digital Holdings, LP	10/28/2025	1,470,188
Galaxy Digital Holdings, LP	12/10/2025	1,973,167
Generate CLO, Ltd. 23-11A D2RA	09/06/2024	2,000,000
Golub Capital Partners Short Duration 22-1A DR	06/07/2024	1,500,000
HalseyPoint CLO II, Ltd. 20-2A D2R	06/24/2024	990,000
Higginbotham Insurance Agency, Inc.	12/10/2024	514,170
IREN, Ltd.	11/13/2025	1,288,930
IREN, Ltd.	12/03/2025	1,002,479
Lucid Group, Inc.	07/21/2025	2,792,524
MARA Holdings, Inc.	10/06/2025	1,047,183
Strategy, Inc.	02/20/2025	960,359
MP Materials Corp.	10/09/2025	1,840,747
Navesink CLO, Ltd. 23-1A DJR	05/01/2025	1,250,000
Northern Oil & Gas, Inc.	08/01/2025	251,453
Terawulf, Inc.	10/30/2025	1,181,626
Uniti Fiber ABS Issuer, LLC 25-2A C	10/09/2025	2,000,000
		$33,227,937

The accompanying notes are an integral part of these consolidated financial statements.
14	Franklin BSP Private Credit Fund 2025 Annual Report

Consolidated statement of assets and liabilities
As of December 31, 2025

ASSETS:
Investments, at fair value:
Affiliate Investments, at fair value (cost $790,501)	$790,501
Non-Affiliated Investments, at fair value (cost $180,412,129)	172,168,550
Investments at fair value (cost $181,202,630)	172,959,051
Cash and cash equivalents	1,567,570
Receivable for investment securities sold	4,094,482
Interest receivable	2,582,578
Receivable for fund shares sold	796,565
Other assets	25,999
Total Assets	182,026,245
LIABILITIES:
Debt (net of deferred financing costs of $149,902)	55,350,098
Payable for investment securities purchased	2,344,965
Incentive fees	1,967,767
Management fees payable	907,243
Interest payable	280,913
Accrued expenses	76,176
Accrued distribution fees	2,414
Total Liabilities	60,929,576
Net Assets	$121,096,669
NET ASSETS CONSIST OF:
Capital stock	$128,722,700
Total distributable earnings	(7,626,031)
Net Assets	$121,096,669
Class A
Net assets	$5,113,131
Shares outstanding (par value $0.001 per share, unlimited shares authorized)	527,364
Class A net asset value, offering and redemption price per share	$9.70
Advisor Class
Net assets	$115,983,538
Shares outstanding (par value $0.001 per share, unlimited shares authorized)	11,947,912
Advisor Class net asset value, offering and redemption price per share	$9.71

The accompanying notes are an integral part of these consolidated financial statements.
Franklin BSP Private Credit Fund 2025 Annual Report	15

Consolidated statement of operations
Year Ended December 31, 2025

INVESTMENT INCOME
Interest income from non-affiliated investments	$18,030,986
Total Investment Income	18,030,986
EXPENSES
Interest and debt fees	3,224,321
Incentive fees on income (See Note 4)	1,562,538
Management fees (See Note 4)	1,703,771
Professional fees	659,256
Fund accounting and administration fees (see Note 4)	891,678
Trustee fees	157,508
Distribution fees - Class A (See Note 4)	29,399
Other expenses	555,000
Total Expenses before Adviser Waivers/Reimbursements	8,783,471
Expenses waived/reimbursed by Adviser (See Note 4)	(1,692,580)
Total Net Expenses	7,090,891
Net investment income	10,940,095
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on non-affiliated investments	3,799,658
Net change in unrealized depreciation on non-affiliated investments	(11,184,168)
NET REALIZED AND UNREALIZED GAIN (LOSS):	(7,384,510)
Net Increase in Net Assets Resulting from Operations	$3,555,585

The accompanying notes are an integral part of these consolidated financial statements.
16	Franklin BSP Private Credit Fund 2025 Annual Report

Consolidated statements of changes in net assets

	Year Ended December 31, 2025	Year Ended December 31, 2024
OPERATIONS:
Net investment income	$10,940,095	$8,608,153
Net realized gain on investments	3,799,658	3,380,063
Net change in unrealized appreciation on investments	(11,184,168)	2,045,632
Change in Net Assets Resulting from Operations	3,555,585	14,033,848
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions – Class A	(644,284)	(201,693)
Distributions – Advisor Class	(15,348,624)	(10,228,254)
Change in Net Assets Resulting from Distributions to Shareholders	(15,992,908)	(10,429,947)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold – Advisor Class	27,011,415	71,110,914
Proceeds from shares sold – Class A	1,190,775	4,667,458
Proceeds from reinvestment of distributions – Advisor Class	468,095	301,092
Proceeds from reinvestment of distributions – Class A	537,321	167,763
Cost of shares redeemed from repurchase offers – Advisor Class	(26,791,985)	(2,668,741)
Cost of shares redeemed from repurchase offers – Class A	(1,159,005)	—
Change in Net Assets from Capital Share Transactions	1,256,616	73,578,486
Total Change in Net Assets	(11,180,707)	77,182,387
NET ASSETS:
Beginning of period	132,277,376	55,094,989
End of period	$121,096,669	$132,277,376

The accompanying notes are an integral part of these consolidated financial statements.
Franklin BSP Private Credit Fund 2025 Annual Report	17

Consolidated statement of cash flows
Year Ended December 31, 2025

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$3,555,585
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized and unrealized loss	7,384,510
Accretion of discount and amortization of premium	(719,201)
Amortization of deferred financing costs	96,947
Purchases of investments	(186,380,840)
Sales and repayments of investments	189,166,094
Changes in operating assets and liabilities:
Payable for investment securities purchased	(10,578,060)
Receivable for investment securities sold	3,424,758
Interest receivable	(381,391)
Dividend receivable	14,344
Other assets	4,784
Accrued distribution fees	1,131
Accrued expenses	(65,977)
Management fees payable	907,243
Interest payable	34,799
Incentive fees	1,562,538
Net Cash Provided by Operating Activities	8,027,264
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued, net of change in receivable for fund shares sold	29,206,108
Proceeds from debt	94,900,000
Payments on debt	(89,900,000)
Payments of deferred financing costs	(178,184)
Payment for shares redeemed from repurchase offers	(27,950,990)
Cash distributions to shareholders	(14,987,492)
Net Cash Used in Financing Activities	(8,910,558)
Net Change in Cash	(883,294)
Cash and cash equivalents, beginning of period	2,450,864
Cash and cash equivalents, end of period	$1,567,570
Supplemental Information:
Distributions reinvested during the year	$1,005,416
Interest paid during the year	$3,092,575
Taxes, including excise tax, paid during the year	$—

The accompanying notes are an integral part of these consolidated financial statements.
18	Franklin BSP Private Credit Fund 2025 Annual Report

Consolidated financial highlights

	For the Year Ended			For the Period Ended December 31, 2022(1)
	December 31, 2025	December 31, 2024	December 31, 2023
Franklin BSP Private Credit Fund — Class A
Per Share Data
Net Asset Value, beginning of fiscal period	$10.69	$10.30	$10.07	$10.00
Income from Investment Operations:
Net investment income(2)	0.79	0.96	0.68	0.03
Net realized and unrealized gain (loss)	(0.57)	0.50	0.38	0.07
Total from investment operations	0.22	1.46	1.06	0.10
Less distributions to shareholders:
Net investment income	(0.80)	(0.92)	(0.67)	(0.03)
Net realized gain	(0.41)	(0.15)	(0.16)	—
Total distributions to shareholders	(1.21)	(1.07)	(0.83)	(0.03)
Net Asset Value, end of fiscal period	$9.70	$10.69	$10.30	$10.07
Total investment return(3)	2.08%	14.85%	10.84%	1.00%(4)
Supplemental Data and Ratios
Net assets, end of period (in 000s)	$5,113	$5,068	$192	$101
Ratio of Expenses to Average Net Assets (Before Expenses Waived/Reimbursed)	6.93%(6)	7.70%(6)	7.51%(6)	10.37%(5)(6)
Ratio of Expenses to Average Net Assets (After Expenses Waived/Reimbursed)	5.69%(6)	5.68%(6)	3.90%(6)	2.75%(5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expenses Waived/Reimbursed)	6.31%(6)	7.06%(6)	3.01%(6)	(6.32%)(5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (After Expenses Reimbursement/Recoupment)	7.55%(6)	9.08%(6)	6.62%(6)	1.30%(5)(6)
Portfolio Turnover Rate	85.42%	88.39%	144.79%	42.17%(4)

(1)	The Fund commenced operations on October 3, 2022. Investment operations commenced on October 4, 2022. Amounts annualized, as denoted, are based on the date investment operations commenced.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)
Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions). This does not include the effect of any sales charge.

(4)	Not annualized.
(5)	Annualized.
(6)
Includes expenses directly related to the interest costs and structuring costs for borrowing and lines of credit, taxes, litigation and extraordinary expenses, incentive fees, and any distribution and shareholder servicing fees not covered by the Fund’s expense limitation agreement.

The accompanying notes are an integral part of these consolidated financial statements.
Franklin BSP Private Credit Fund 2025 Annual Report	19

Consolidated financial highlights (cont’d)

	For the Year Ended			For the Period Ended December 31, 2022(1)
	December 31, 2025	December 31, 2024	December 31, 2023
Franklin BSP Private Credit Fund — Advisor Class
Per Share Data
Net Asset Value, beginning of fiscal period	$10.70	$10.31	$10.07	$10.00
Income from Investment Operations:
Net investment income(2)	0.85	1.00	0.74	0.04
Net realized and unrealized gain (loss)	(0.58)	0.50	0.38	0.07
Total from investment operations	0.27	1.50	1.12	0.11
Less distributions to shareholders:
Net investment income	(0.85)	(0.96)	(0.72)	(0.04)
Net realized gain	(0.41)	(0.15)	(0.16)	—
Total distributions to shareholders	(1.26)	(1.11)	(0.88)	(0.04)
Net Asset Value, end of fiscal period	$9.71	$10.70	$10.31	$10.07
Total investment return(3)	2.59%	15.34%	11.48%	1.12%(4)
Supplemental Data and Ratios
Net assets, end of period (in 000s)	$115,984	$127,209	$54,903	$25,104
Ratio of Expenses to Average Net Assets (Before Expenses Waived/Reimbursed)	6.43%(6)	7.08%(6)	6.68%(6)	9.87%(5)(6)
Ratio of Expenses to Average Net Assets (After Expenses Waived/Reimbursed)	5.19%(6)	5.09%(6)	3.42%(6)	2.25%(5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expenses Waived/Reimbursed)	6.81%(6)	7.51%(6)	3.91%(6)	(5.82%)(5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (After Expenses Reimbursement/Recoupment)	8.05%(6)	9.50%(6)	7.17%(6)	1.80%(5)(6)
Portfolio Turnover Rate	85.42%	88.39%	144.79%	42.17%(4)

(1)	The Fund commenced operations on October 3, 2022. Investment operations commenced on October 4, 2022. Amounts annualized, as denoted, are based on the date investment operations commenced.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
(4)	Not annualized.
(5)	Annualized.
(6)
Includes expenses directly related to the interest costs and structuring costs for borrowing and lines of credit, taxes, litigation and extraordinary expenses, incentive fees, and any distribution and shareholder servicing fees not covered by the Fund’s expense limitation agreement.

The accompanying notes are an integral part of these consolidated financial statements.
20	Franklin BSP Private Credit Fund 2025 Annual Report

Notes to consolidated financial statements
1. Organization
Franklin BSP Private Credit Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously issues shares. The Fund is offering two classes of shares of the Fund: Advisor Class, with no sales load or distribution and shareholder servicing fee, and Class A shares, which may charge a sales load of up to 2.00% of the investor’s subscription and may charge an annual distribution and shareholder servicing fee of up to 0.50% of Class A net assets per year. Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reimbursements if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class. The Fund’s investment activities are managed by Benefit Street Partners L.L.C (“BSP”, or the “Adviser”), and supervised by the Fund’s Board of Trustees (“Board” or “Board of Trustees”), a majority of whom are not interested persons (as defined in the 1940 Act) of the Adviser and its affiliates. The Fund consolidates FBSPX Equipment Finance Holdings LLC. All intercompany transactions and balances have been eliminated in consolidation.
The Fund is an “interval fund” pursuant to which, subject to applicable law, it will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares of beneficial interest (“Shares”) at a price equal to net asset value (“NAV”). Under normal market conditions, the Fund will offer to repurchase 5% of its outstanding shares at NAV on a quarterly basis. It is also possible that a repurchase offer may be oversubscribed, with the result that Fund shareholders (“Shareholders”) may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to Shareholders, the Shares should be considered illiquid.
The Fund’s investment objective is to generate attractive risk-adjusted returns with consistent current income. The Fund defines ‘risk-adjusted returns’ as the generation of realized and unrealized gains on a Shareholder’s investment relative to the risk associated with the risk profile of the Fund’s investments. The Fund seeks to achieve its investment objective by investing in private credit investments in middle market companies in the United States. The investment portfolio will primarily consist of private credit investments, which include privately offered secured debt (including senior secured, unitranche and second-lien debt) and unsecured debt (including senior unsecured and subordinated debt) across directly originated corporate loans, broadly syndicated corporate loans and high yield corporate bonds.
2. Summary of significant accounting policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The consolidated financial statements reflect all adjustments, both normal and recurring, which, in the opinion of management, are necessary for the fair presentation of the Fund’s results of operations and financial condition for the periods presented. The Fund is an investment company and accordingly applies specific accounting and financial reporting requirements under Financial Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies.
Franklin BSP Private Credit Fund 2025 Annual Report	21

Notes to consolidated financial statements (cont’d)
Cash and Cash Equivalents
Cash and cash equivalents include short-term, liquid investments in a money market deposit account. Cash and cash equivalents are carried at cost, which approximates fair value.
Segment Reporting
The Fund operates through a single operating and reporting segment with an investment objective to generate attractive risk-adjusted returns with consistent current income. The CODM is comprised of the Fund’s Chief Executive Officer and Chief Financial Officer and the CODM assesses the performance and makes operating decisions of the Fund based on the Fund’s net increase in net assets resulting from operations (“net income”) as disclosed on the Fund’s Statement of Operations. The evaluation of this key metric is used in determining the allocation of resources and the amount of distributions to the Fund’s shareholders. As the Fund’s operations consist of a single reporting segment, the segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as total assets and the significant segment expenses are listed on the accompanying Consolidated Statement of Operations.
Investment valuation and fair value measurement
The Board has delegated to the Adviser as valuation designee (the “Valuation Designee”) the responsibility of determining the fair value of the Fund’s investment portfolio, subject to oversight of the Board, pursuant to Rule 2a-5 under the 1940 Act. As such, the Valuation Designee is charged with determining the fair value of the Fund’s investment portfolio, subject to oversight of the Board. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to Fund management, which is comprised of officers and employees of the Adviser, and has authorized the Adviser to utilize the independent third-party pricing services and independent third-party valuation services that have been approved by the Board.
Securities for which market quotations are readily available on an exchange are valued at the reported closing price on the valuation date. The Fund may also obtain quotes with respect to certain of the Fund’s investments from pricing services or brokers or dealers in order to value assets. When doing so, the Fund determines whether the quote obtained is readily available according to U.S. GAAP to determine the fair value of the security. If determined to be readily available, the Fund uses the quote obtained.
Investments without a readily determined market value are primarily valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Fund management may take into account in fair value pricing the Fund’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial
22	Franklin BSP Private Credit Fund 2025 Annual Report

Notes to consolidated financial statements (cont’d)
ratios of peer companies that are public, M&A comparables, and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process.
With respect to investments for which market quotations are not readily available, the Valuation Designee undertakes a multi-step valuation process, as described below:
•	Each portfolio company or investment will be valued by the Valuation Designee, with assistance from one or more independent valuation firms;
•	The independent valuation firm(s) conduct independent appraisals and make an independent assessment of the value of each investment; and
•
The Valuation Designee, under the supervision of the Board, determines the fair value of each investment, in good faith, based on the input of independent valuation firms (to the extent applicable) and the Valuation Designee’s own analysis. The Valuation Designee has also established a Valuation Committee to assist the Valuation Designee in carrying out its designated responsibilities, subject to oversight of the Board.

Bank loans, including syndicated loans, are valued by using readily available market quotations or another commercially reasonable method selected by an independent, third-party pricing service that has been approved by the Board, or, if such independent, third-party valuations are not available, by using broker quotations.
Corporate bonds and certain other domestic debt securities are valued at the last reported bid prices supplied by an independent, third-party pricing service that has been approved by the Board. If the last reported bid price is not readily available or is otherwise deemed to be unreliable by the Valuation Committee, then such securities are valued at fair value pursuant to procedures adopted by the Board.
For investments in collateralized securities, the Valuation Designee models both the assets and liabilities of each Collateralized Security’s capital structure. The model uses a waterfall engine to store the collateral data, generate cash flows from the assets, and distribute the cash flows to the liability structure based on the contractual priority of payments. The cash flows are discounted using rates that incorporate risk factors such as default risk, interest rate risk, downgrade risk, and credit spread risk, among others. In addition, the Valuation Designee considers broker quotations and/or comparable trade activity, which are considered as inputs to determining fair value when available.
If they are traded on the valuation date, equity securities, including preferred securities, that are listed or traded on a national exchange will be valued at the last quoted sale price. If securities are listed on more than one exchange, and if the securities are traded on the valuation date, they will be valued at the last quoted sale price on the exchange on which the security is principally traded. If there is no sale of the security on the valuation date, or such price is not readily available, the Fund will value the security at the last reported sale price, unless the Valuation Committee believes such price no longer represents the fair market value, in which case the security is valued pursuant to procedures adopted by the Board. Market quotations may be deemed not to represent fair value in certain circumstances where the Adviser reasonably believes that facts and circumstances applicable to an issuer, seller or purchaser or to the market for a particular security cause current market quotations not to reflect the fair value of the security. Examples of these events could include situations in which
Franklin BSP Private Credit Fund 2025 Annual Report	23

Notes to consolidated financial statements (cont’d)
material events are announced after the close of the market on which a security is primarily traded, a security trades infrequently causing a quoted purchase or sale price to become stale, or a security’s trading has been halted or suspended.
Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the NAV of the Fund’s Shares are determined as of such times.
NAV per Share will be determined daily by the Adviser on each day the NYSE is open for trading or at such other times as the Board may determine. NAV per Share is determined on a class-specific basis, by dividing the total value of the Fund’s net assets attributable to the applicable class by the total number of Shares of such class outstanding. The Fund’s net assets are determined by subtracting any liabilities (including borrowings for investment purposes) from the total value of its portfolio investments and other assets.
The Fund’s fair value measurements are classified into a fair value hierarchy in accordance with ASC Topic 820, Fair Value Measurement, based on the markets in which the assets and liabilities are traded, and the reliability of the assumptions used to determine fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.
The Fund determines fair value based on quoted prices when available or through the use of alternative approaches, such as discounting the expected cash flows using market interest rates commensurate with the credit quality and duration of the investment. This alternative approach also reflects the contractual terms of the derivatives, if any, including the period to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities. The guidance defines three levels of inputs that may be used to measure fair value:
•	Level 1 Inputs: Quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.
•
Level 2 Inputs: Inputs other than quoted prices included in Level 1 that are observable for the asset and liability or can be corroborated with observable market data for substantially the entire contractual term of the asset or liability.

•
Level 3 Inputs: Unobservable inputs that reflect the entity’s own assumptions about the assumptions the market participants would use in the pricing of the asset or liability and are consequently not based on market activity, but rather through particular valuation techniques.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent
24	Franklin BSP Private Credit Fund 2025 Annual Report

Notes to consolidated financial statements (cont’d)
sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.
The following table presents fair value measurements of investments, by major class, as of December 31, 2025, according to the fair value hierarchy:

DESCRIPTION[1]	(Level 1)	(Level 2)	(Level 3)	Total
Franklin BSP Private Credit Fund
Investments
Collateralized Securities
CLO Debt	$—	$2,016,015	$5,746,800	$7,762,815
Total Collateralized Securities	—	2,016,015	5,746,800	7,762,815
Senior Secured First Lien Debt
Bank Loans	—	11,836,022	110,149,824	121,985,846
Corporate Bonds	—	1,694,535	—	1,694,535
Total Senior Secured First Lien Debt	—	13,530,557	110,149,824	123,680,381
Senior Secured Second Lien Debt
Bank Loans	—	4,918,126	2,660,061	7,578,187
Total Senior Secured Second Lien Debt	—	4,918,126	2,660,061	7,578,187
Subordinated Debt
Bank Loans	—	—	896,014	896,014
Commercial Paper	—	—	1,973,000	1,973,000
Convertible Bonds	—	21,358,373	—	21,358,373
Total Subordinated Debt	—	21,358,373	2,869,014	24,227,387
Equity/Other
Common Stock	—	—	790,501	790,501
Preferred Stock - Convertible	5,071,906	—	2,580,129	7,652,035
Preferred Stock	1,267,745	—	—	1,267,745
Total Equity/Other	6,339,651	—	3,370,630	9,710,281
Total Investments	$6,339,651	$41,823,071	$124,796,329	$172,959,051

(1)	For further security characteristics, see the Consolidated Schedule of Investments.
Franklin BSP Private Credit Fund 2025 Annual Report	25

Notes to consolidated financial statements (cont’d)
The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs during the year ended December 31, 2025:

	Collateralized Securities	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Subordinated Debt	Equity/ Other
Beginning Balance - January 1, 2025	$10,261,316	$60,059,711	$483,983	$369,513	$514,170
Acquisitions	3,751,929	71,621,429	1,070,771	2,877,525	2,859,520
Dispositions	(8,306,848)	(23,122,277)	—	(384,783)	—
Realized gain (loss)	271,372	271,513	—	3,848	—
Return of capital	—	(360,639)	—	(8,803)	—
Change in unrealized appreciation (depreciation)	(230,969)	301,087	105,307	11,714	(3,060)
Net transfers in/(out) of Level 3	—	1,379,000	1,000,000	—	—
Ending Balance - December 31, 2025	$5,746,800	$110,149,824	$2,660,061	$2,869,014	$3,370,630

For the year ended December 31, 2025, the change in unrealized appreciation (depreciation) on positions still held in the Fund as of December 31, 2025 was $(128,990) for Collateralized Securities, $459,705 for Senior Secured First Lien Debt, $151,442 for Senior Secured Second Lien Debt, $11,714 for Subordinated Debt, and $(3,060) for Equity/Other.
Significant unobservable inputs
The following table summarizes the significant unobservable inputs used to value the Level 3 investments as of December 31, 2025. The table is not intended to be all-inclusive, but instead identifies the significant unobservable inputs relevant to the determination of fair values. Significant increases or decreases in any of these inputs in isolation could result in significantly lower or higher fair value measurement.

				Range
Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Minimum	Maximum	Weighted Average(a)
Collateralized Securities	5,746,800	Yield Analysis	Discount Margin	4.60%	5.60%	4.98%
Senior Secured First Lien Debt	14,294,202	Yield Analysis	Discount Margin	3.20%	8.15%	5.64%
Senior Secured First Lien Debt (c)	(12,377)	Yield Analysis	Discount Rate	13.40%	13.40%	13.40%
Senior Secured First Lien Debt (c)	90,179,130	Yield Analysis	Market Yield	8.00%	12.67%	9.28%
Senior Secured First Lien Debt (b)(c)	5,688,869	N/A	N/A	N/A	N/A	N/A
Senior Secured Second Lien Debt	2,660,061	Yield Analysis	Market Yield	13.34%	14.92%	14.33%
Subordinated Debt	896,014	Yield Analysis	Discount Margin	12.05%	15.43%	12.64%
Subordinated Debt (b)	1,973,000	N/A	N/A	N/A	N/A	N/A
Equity/Other	2,580,129	Yield Analysis	Market Yield	11.59%	13.37%	13.02%
Equity/Other (b)	790,501	N/A	N/A	N/A	N/A	N/A
	124,796,329

26	Franklin BSP Private Credit Fund 2025 Annual Report

Notes to consolidated financial statements (cont’d)
(a)	Weighted averages are calculated based on fair value of investments.
(b)	Investment(s) valued based on recent or pending transactions expected to close after the valuation date
(c)
Includes the fair value of any unfunded delayed draw term loan commitment (DDTL) and unfunded revolver term loan commitment. Unfunded commitments are recorded at fair value; as of the valuation date this results in a negative amount.

There were no significant changes in valuation approach or technique as of December 31, 2025.
Use of estimates
The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnifications
In the ordinary course of its business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, management feels that the likelihood of such an event is remote.
Federal income taxes
The Fund has elected to be treated for federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Distributions declared prior to the filing of the previous year’s tax return and paid up to twelve months after the previous tax year can be carried back to the prior tax year in determining the distributions paid in such tax year. The Fund intends to make sufficient distributions to maintain its ability to be taxed as a RIC each year. The Fund may be subject to federal excise tax imposed at a rate of 4% on certain undistributed amounts.
Recent Accounting Pronouncements
In December 2023, the FASB issued ASU 2023-09, “Income Taxes (Topic 740),” which updates annual income tax disclosure requirements related to rate reconciliation, income taxes paid and other disclosures. ASU 2023-09 is effective for public business entities for fiscal years beginning after December 15, 2024. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. The Fund has adopted ASU 2023-09 and concluded that the application of this guidance did not have a material impact on the Fund’s consolidated financial statements.
Distributions to shareholders
The Fund intends to distribute to its shareholders any net investment income monthly and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from U.S. GAAP.
Franklin BSP Private Credit Fund 2025 Annual Report	27

Notes to consolidated financial statements (cont’d)
Foreign securities and currency transactions
The Fund’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.
The Fund does not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
Security transactions and investment income
Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.
Restricted securities
The Fund may invest a substantial portion of its assets in securities that are restricted, but eligible for purchase and sale by certain qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. Restricted securities may be resold in transactions that are exempt from registration under federal securities laws or if the securities are publicly registered. Restricted securities may be deemed illiquid.
3. Federal tax matters
Provisions for federal income taxes or excise taxes have not been made because the Fund has elected to be taxed as a RIC and intends to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or NAV per share.
For the fiscal year ended December 31, 2025, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Fund’s net assets as follows:

	Total Distributable Earnings	Paid In Capital
2025	$ —	$ —

28	Franklin BSP Private Credit Fund 2025 Annual Report

Notes to consolidated financial statements (cont’d)
As of December 31, 2025, unrealized appreciation and depreciation based on tax cost of investments was as follows:

For the year ended December 31, 2025
Tax cost of investments	$181,228,095
Unrealized appreciation	2,712,544
Unrealized depreciation	(10,981,588)
Net unrealized appreciation (depreciation)	(8,269,044)
Undistributed ordinary income	609,267
Undistributed long-term gain (capital loss carryover)	33,746
Distributable earnings	643,013
Total accumulated gain (loss)	(7,626,031)

The tax character of distributions paid during the years ended December 31, 2025 and December 31, 2024, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2025	$15,978,562	$14,346	$15,992,908
2024	$10,261,200	$168,747	$10,429,947

As of December 31, 2025, the Fund did not have any short-term or long-term capital loss carryforwards.
There is no tax liability from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2025, or for any other tax years which are open for examination. As of December 31, 2025, the open tax years include the year ended December 31, 2022 through the year ended December 31, 2025. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year, the Fund did not incur any interest or penalties.
4. Related party transactions
Investment advisory agreement
The Fund is managed by BSP, a Delaware limited liability company, pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser oversees the management of the Fund’s activities and is responsible for making investment decisions with respect to the Fund’s portfolio.
As compensation for its services, the Fund pays the Adviser a management fee, computed daily and paid monthly in arrears at an annual rate of 1.25% of the Fund’s average daily net assets. On March 28, 2024 and extending through April 30, 2025, the Adviser and the Fund entered into a fee waiver agreement, pursuant to which the Adviser agreed to waive the management fee. Commencing on September 20, 2025, and extending through March 31, 2026, the Adviser and the Fund have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Adviser agreed to waive a portion of the management fee such that the management
Franklin BSP Private Credit Fund 2025 Annual Report	29

Notes to consolidated financial statements (cont’d)
fee payable by the Fund will equal an annual rate of 0.625% of the Fund’s average daily net asset value. The Adviser may, in its sole discretion and at any time, elect to extend, terminate or modify its temporary waiver upon written notice to the Fund. If the Fee Waiver Agreement is terminated before the end of any month, the management fee waiver for the part of the month before such termination shall be prorated. The Fee Waiver Agreement shall terminate automatically in the event of the termination of the Investment Advisory Agreement. The Adviser will not recoup any waived management fees under the Fee Waiver Agreement.
In addition to the asset based fee above, the Fund shall pay to the Adviser an incentive fee calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and which is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income, income generated from original issue discounts, payment-in-kind income, and any other income earned or accrued during the calendar quarter, minus the Fund’s operating expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee) for the quarter. For purposes of computing the Fund’s pre-incentive fee net investment income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly. As a result, the Fund’s pre-incentive fee net investment income includes net interest, if any, associated with a derivative or swap, which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid by the Fund to the derivative or swap counterparty. Net assets mean the total assets of the Fund minus the Fund’s liabilities. For purposes of the Incentive Fee, net assets are calculated for the relevant quarter as the weighted average of the net asset value of the Fund as of the first business day of each month therein. The weighted average net asset value shall be calculated for each month by multiplying the net asset value as of the beginning of the first business day of the month times the number of days in that month, divided by the number of days in the applicable calendar quarter. The calculation of the incentive fee on income for each quarter is as follows:
•
No incentive fee on income is payable to the Adviser in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed the preferred return rate of 1.50%, or 6.00% annualized (the “Preferred Return”), on net assets;

•
100% of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the preferred return but is less than or equal to 1.71425% in any calendar quarter (6.86% annualized) is payable to the Adviser. This portion of the Fund’s incentive fee on income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 12.5% on all of the Fund’s Pre-Incentive Fee Net Investment Income when the Fund’s Pre-Incentive Fee Net Investment Income reaches 1.71425% (6.86% annualized) in any calendar quarter; and

•
For any quarter in which our Pre-Incentive Fee Net Investment Income exceeds 1.71425% (6.86% annualized), the incentive fee on income equals 12.5% of the amount of the Fund’s Pre-Incentive Fee Net Investment Income, as the Preferred Return and catch-up will have been achieved.

30	Franklin BSP Private Credit Fund 2025 Annual Report

Notes to consolidated financial statements (cont’d)
For the year ended December 31, 2025, the Adviser earned a management fee of $1,703,771, of which $796,528 were waived, and $1,562,538 incentive fees from the Fund. As of December 31, 2025, $1,967,767 of incentive fees were payable to the Adviser and are included in the Consolidated Statement of Assets and Liabilities. As of December 31, 2025, $907,243 of management fees were payable to the Adviser.
Expense limitation agreement
The Adviser and the Fund have entered into the Fourth Amended and Restated Expense Limitation Agreement. Subject to this agreement, the Adviser has agreed to reimburse the Fund’s initial organizational and offering costs as well as its operating expenses (excluding expenses directly related to the interest costs and structuring costs for borrowing and line(s) of credit, taxes, litigation or extraordinary expenses not incurred in the ordinary course of the Fund’s business, incentive fees, or any distribution or shareholder servicing fees) solely to the extent necessary to limit the total annual operating expenses of the Fund to 2.25% of the Fund’s net asset value at each quarter end. On September 20, 2025, the Adviser and the Fund entered into the Fee Waiver Agreement, which reduces the annual operating expenses of the Fund from 2.25% to 1.625% of the Fund’s net asset value at each quarter end. The Adviser shall be permitted to recoup in later periods Fund expenses that the Adviser has paid or otherwise borne to the extent that the expenses for the Fund fall below the annual limitation rate in effect at the time of the actual waiver/reimbursement and to the extent that they do not cause the Fund to exceed the annual rate in effect at the time of recoupment. Under the expense limitation agreement the Adviser is not permitted to recoup such expenses beyond three years from when the applicable expense payment was made. During the year ended December 31, 2025, the Adviser waived $796,528 and reimbursed $896,052 of eligible Fund expenses, which is disclosed in the Consolidated Statement of Operations. As of December 31, 2025, the maximum available recoupment by the Adviser is $3,214,721. The Fund has assessed the likelihood that a recoupment will be paid by the Fund in accordance with the provisions of ASC 450, Contingencies. Based on this assessment, it has been determined that the recoupment is not probable or estimable as of December 31, 2025, and as such, an accrual has not been made on the Consolidated Statement of Assets and Liabilities.
Custodian, administrator, and transfer agent
The custodian to the Fund is U.S. Bank, N.A. The administrators to the Fund are U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, an affiliate of U.S. Bank, N.A., and BSP. The transfer agent to the Fund is SS&C Technologies, Inc.
Distribution agreement
Franklin Distributors, LLC (the “Distributor”) serves as the Fund’s distributor. The Distributor is an affiliate of BSP.
In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted a Distribution and Shareholder Servicing Plan (“Distribution Plan”) for each Share class. The Distribution Plan permits the Fund to compensate the Distributor through an annual fee of 0.50% per year, payable quarterly on average daily net assets attributable to Class A Shares. The Distribution Plan also permits a sales load of up to 2.0% on purchases of Class A Shares and a contingent deferred sales charge of up to 1.0%. Advisor Class Shares will not be charged an annual fee and will not incur sales charges. For the year ended December 31, 2025, Class A incurred distribution fees of $29,399, of which $2,414 is unpaid as of December 31, 2025.
Franklin BSP Private Credit Fund 2025 Annual Report	31

Notes to consolidated financial statements (cont’d)
Related parties
Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund. For the year ended December 31, 2025, the Fund incurred Trustee fees of $157,508, of which $0 is unpaid, as of December 31, 2025.
5. Organization & offering costs
Organizational costs consist of costs incurred to establish the Fund and enable it legally to do business. Organizational costs of $272,811 have been incurred inception to date by the Fund, and paid by the Adviser, subject to recoupment. Offering costs include state registration fees and legal fees regarding the preparation of the initial registration statement. Organizational costs are expensed as incurred. Offering costs are accounted for as deferred costs until operations begin and are then amortized to expense over twelve months on a straight-line basis. Offering costs of $478,204 have been incurred inception to date by the Fund, and advanced by the Adviser. The total amount of the offering costs has been amortized by the Fund as of December 31, 2025.
6. Investment transactions
For the year ended December 31, 2025, aggregate purchases and sales of securities (excluding short-term securities) by the Fund were $186,380,840 and $188,167,354, respectively. The Fund did not have any purchases or sales of long-term U.S. government securities during the year ended December 31, 2025.
7. Capital share transactions

Franklin BSP Private Credit Fund - Class A	Year Ended December 31, 2025	Year Ended December 31, 2024
Shares sold	111,897	439,808
Shares issued to holders in reinvestment of dividends	52,893	15,893
Shares redeemed from repurchase offers	(111,736)	—
Net increase (decrease) in shares	53,054	455,701
Shares outstanding:
Beginning of year (period)	474,310	18,609
End of year (period)	527,364	474,310

Franklin BSP Private Credit Fund - Advisor Class	Year Ended December 31, 2025	Year Ended December 31, 2024
Shares sold	2,564,696	6,784,096
Shares issued to holders in reinvestment of dividends	45,953	28,563
Shares redeemed from repurchase offers	(2,549,966)	(252,704)
Net increase (decrease) in shares	60,683	6,559,955
Shares outstanding:
Beginning of year (period)	11,887,229	5,327,274
End of year (period)	11,947,912	11,887,229

32	Franklin BSP Private Credit Fund 2025 Annual Report

Notes to consolidated financial statements (cont’d)
The shares repurchased were done so in accordance with Section 23(c) of the 1940 Act as follows:

Repurchase Request Deadline	Repurchase Offer Amount (Shares)	Repurchase Offer Amount ($)	Shares Tendered	Amount Tendered
March 24, 2025	670,890	$7,157,855	670,890	$7,157,855
June 23, 2025	673,752	$7,087,667	673,752	$7,087,667
September 23, 2025	667,884	$7,052,796	667,884	$7,052,796
December 22, 2025	649,175	$6,652,672	649,175	$6,652,672

8. Commitments and Contingencies
In the ordinary course of business, the Fund may enter into future funding commitments. As of December 31, 2025, the Fund had unfunded commitments on delayed draw term loans of $25,386,740, unfunded commitments on revolver term loans of $11,887,463, and unfunded commitments on equity/other investments of $1,194,499. The Fund maintains sufficient cash on hand and available borrowings to fund such unfunded commitments.
As of December 31, 2025, the Fund had the following funding commitments:

Portfolio Company Name	Investment Type	Commitment Type	Total Commitment	Remaining Commitment
188 West St. James Owner, LLC	Senior Secured First Lien Debt	Delayed Draw	$1,237,748	$1,237,748
188 West St. James Owner, LLC	Senior Secured First Lien Debt	Delayed Draw	5,000,000	1,234,907
300 Pressler Street Member, LLC	Subordinated Debt	Delayed Draw	965,251	802,021
300 Pressler Street Owner, LLC	Senior Secured First Lien Debt	Delayed Draw	5,000,000	4,154,326
628 Summit Ave, LLC	Senior Secured First Lien Debt	Delayed Draw	3,000,000	645,082
84 East Avenue Owner, LLC	Senior Secured First Lien Debt	Delayed Draw	434,783	46,038
84 East Avenue Owner, LLC	Senior Secured First Lien Debt	Delayed Draw	3,000,000	317,660
Accel International Holdings, LLC	Senior Secured First Lien Debt	Revolver	251,000	251,000
Adelaide Borrower, LLC	Senior Secured First Lien Debt	Revolver	258,000	211,560
Adelaide Borrower, LLC	Senior Secured First Lien Debt	Delayed Draw	412,000	412,000
Amylu Borrower Sub, LLC	Senior Secured First Lien Debt	Revolver	426,000	426,000
Amylu Borrower Sub, LLC	Senior Secured First Lien Debt	Delayed Draw	365,000	365,000
Arctic Holdco, LLC	Senior Secured First Lien Debt	Delayed Draw	268,745	102,600
Arctic Holdco, LLC	Senior Secured First Lien Debt	Revolver	180,000	147,600
Armada Parent, Inc.	Senior Secured First Lien Debt	Revolver	356,000	356,000
Artifact Bidco, Inc.	Senior Secured First Lien Debt	Revolver	139,000	139,000
Artifact Bidco, Inc.	Senior Secured First Lien Debt	Delayed Draw	194,000	194,000
AuditBoard, Inc.	Senior Secured First Lien Debt	Revolver	226,000	226,000
Azurite Intermediate Holdings, Inc.	Senior Secured First Lien Debt	Revolver	187,500	187,500
Big Apple Advisory, LLC	Senior Secured First Lien Debt	Delayed Draw	1,169,000	902,468
Big Apple Advisory, LLC	Senior Secured First Lien Debt	Revolver	327,000	327,000
Bingo Group Buyer, Inc.	Senior Secured First Lien Debt	Revolver	94,000	91,142
Bingo Group Buyer, Inc.	Senior Secured First Lien Debt	Delayed Draw	493,000	493,000

Franklin BSP Private Credit Fund 2025 Annual Report	33

Notes to consolidated financial statements (cont’d)

Portfolio Company Name	Investment Type	Commitment Type	Total Commitment	Remaining Commitment
BSP Equipment Financing, LLC	Equity/Other	Equity/Other	$1,985,000	$1,194,499
Carr, Riggs & Ingram Capital, LLC	Senior Secured First Lien Debt	Delayed Draw	327,431	239,534
Carr, Riggs & Ingram Capital, LLC	Senior Secured First Lien Debt	Revolver	150,000	150,000
CCI Buyer, Inc.	Senior Secured First Lien Debt	Revolver	164,000	164,000
Cliffwater, LLC	Senior Secured First Lien Debt	Revolver	154,000	154,000
Coalesce Merlin Purchaser, LLC	Senior Secured First Lien Debt	Delayed Draw	499,900	460,000
Coalesce Merlin Purchaser, LLC	Senior Secured First Lien Debt	Revolver	250,000	250,000
Einstein Parent, Inc.	Senior Secured First Lien Debt	Revolver	118,000	118,000
Electric Power Engineers, LLC	Senior Secured First Lien Debt	Revolver	272,000	272,000
Electric Power Engineers, LLC	Senior Secured First Lien Debt	Delayed Draw	680,000	680,000
Electro-Methods, LP	Senior Secured First Lien Debt	Revolver	425,000	425,000
Flow Traders Holding, LLC	Senior Secured First Lien Debt	Revolver	1,005,000	1,005,000
Hallandale Oasis 2019, LLC	Senior Secured First Lien Debt	Delayed Draw	4,294,118	1,345,185
Higginbotham Insurance Agency, Inc.	Senior Secured First Lien Debt	Delayed Draw	280,737	280,737
Highway 16A Apartments, LLC	Senior Secured First Lien Debt	Delayed Draw	3,230,769	2,019,038
ICAT Intermediate Holdings, LLC	Senior Secured First Lien Debt	Revolver	73,000	73,000
ICAT Intermediate Holdings, LLC	Senior Secured First Lien Debt	Delayed Draw	483,000	362,250
Ideal Tridon Holdings, Inc.	Senior Secured First Lien Debt	Revolver	349,000	302,467
Ideal Tridon Holdings, Inc.	Senior Secured First Lien Debt	Delayed Draw	419,000	419,000
InhabitIQ, Inc.	Senior Secured First Lien Debt	Revolver	232,000	232,000
InhabitIQ, Inc.	Senior Secured First Lien Debt	Delayed Draw	372,000	372,000
Integrated Global Services, Inc.	Senior Secured First Lien Debt	Revolver	315,000	231,000
Integrated Global Services, Inc.	Senior Secured First Lien Debt	Delayed Draw	280,000	280,000
IW Buyer, LLC	Senior Secured First Lien Debt	Revolver	290,135	207,239
Knowledge Pro Buyer, Inc.	Senior Secured First Lien Debt	Revolver	180,000	180,000
Knowledge Pro Buyer, Inc.	Senior Secured First Lien Debt	Delayed Draw	898,172	328,500
Last Dance Intermediate II, LLC	Senior Secured First Lien Debt	Delayed Draw	965,000	703,516
Last Dance Intermediate II, LLC	Senior Secured First Lien Debt	Revolver	248,000	248,000
Lighthouse Intelligence, Ltd.	Senior Secured First Lien Debt	Revolver	439,000	439,000
Lighthouse Intelligence, Ltd.	Senior Secured First Lien Debt	Delayed Draw	615,000	615,000
Mandrake Bidco, Inc.	Senior Secured First Lien Debt	Revolver	517,000	517,000
PetVet Care Centers, LLC	Senior Secured First Lien Debt	Revolver	226,000	203,400
Reagent Chemical and Research, LLC	Senior Secured First Lien Debt	Revolver	387,000	387,000
Rialto Management Group, LLC	Senior Secured First Lien Debt	Revolver	39,000	39,000
Saturn Sound Bidco, Ltd.	Senior Secured First Lien Debt	Delayed Draw	231,000	231,000
Serrano Parent, LLC	Senior Secured First Lien Debt	Revolver	323,000	323,000
Skywater Technology Foundry, Inc.	Senior Secured First Lien Debt	Revolver	4,297,000	1,902,514
TEI Intermediate, LLC	Senior Secured First Lien Debt	Delayed Draw	374,000	326,315
TEI Intermediate, LLC	Senior Secured First Lien Debt	Revolver	159,000	115,041

34	Franklin BSP Private Credit Fund 2025 Annual Report

Notes to consolidated financial statements (cont’d)

Portfolio Company Name	Investment Type	Commitment Type	Total Commitment	Remaining Commitment
Trystar, LLC	Senior Secured First Lien Debt	Revolver	$322,000	$322,000
Trystar, LLC	Senior Secured First Lien Debt	Delayed Draw	644,248	494,500
Varicent Intermediate Holdings Corp.	Senior Secured First Lien Debt	Delayed Draw	203,000	203,000
Varicent Intermediate Holdings Corp.	Senior Secured First Lien Debt	Delayed Draw	150,010	150,010
Varicent Intermediate Holdings Corp.	Senior Secured First Lien Debt	Revolver	223,000	223,000
Volunteer AcquisitionCo, LLC	Senior Secured First Lien Debt	Revolver	638,000	638,000
Westwood Professional Services, Inc.	Senior Secured First Lien Debt	Delayed Draw	671,282	444,686
Westwood Professional Services, Inc.	Senior Secured First Lien Debt	Revolver	349,000	349,000
WHK Waterfront Mezz, LLC	Subordinated Debt	Delayed Draw	1,527,000	778,417
WHK Waterfront Urban Renewal, LLC	Senior Secured First Lien Debt	Delayed Draw	4,000,000	3,701,651
Zendesk, Inc.	Senior Secured First Lien Debt	Revolver	55,000	55,000
Zendesk, Inc.	Senior Secured First Lien Debt	Delayed Draw	45,551	45,551
			$59,359,380	$38,468,702

9. Risk factors (Investment risks)
First and second lien senior secured loans
When we make senior secured loans, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Finally, applicable bankruptcy laws may adversely impact the timing and methods used by us to liquidate collateral securing loans, which could adversely affect the collectability of such loans. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce remedies.
Mezzanine debt
Mezzanine debt investments will generally be subordinated to senior loans and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal which could lead to the loss of the entire investment.
These investments may involve additional risks that could adversely affect investment returns. To the extent interest payments associated with such debt are deferred, including in order to pay amounts owed under senior loans, such debt may be subject to greater fluctuations in
Franklin BSP Private Credit Fund 2025 Annual Report	35

Notes to consolidated financial statements (cont’d)
valuations, and such debt could subject us and Shareholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of the mezzanine debt investments, such investments will be of greater risk than amortizing loans.
Payment-in-kind (“PIK”) interest risk
The Fund may hold investments that result in PIK interest. PIK creates the risk that incentive fees will be paid to the Adviser based on non-cash accruals that ultimately may not be realized, while the Adviser will be under no obligation to reimburse the Fund for these fees. PIK interest has the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to the Adviser. Similarly, all things being equal, the deferral associated with PIK interest also increases the loan-to-value ratio at a compounding rate. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because PIK interest results in an increase in the size of the PIK securities held, the Fund’s exposure to potential losses increases when a security pays PIK interest.
More generally, investing in private companies involves a number of significant risks, including that they may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with the investment; have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns; are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the portfolio company and, in turn, on us; generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, the executive officers and trustees and employees of the Advisor may, in the ordinary course of business, be named as defendants in litigation arising from investments in the portfolio companies; and may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.
CLO securities risk
CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs (“CLO Securities”) are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.
The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities and can be rated investment grade. Despite the
36	Franklin BSP Private Credit Fund 2025 Annual Report

Notes to consolidated financial statements (cont’d)
protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.
The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests.
Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO. The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO’s investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO’s investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.
Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.
The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.
Franklin BSP Private Credit Fund 2025 Annual Report	37

Notes to consolidated financial statements (cont’d)
Covenant-lite loans risk
Some of the loans in which the Fund may invest may be “covenant-lite” loans. “Covenant-lite” loans refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund invests in “covenant-lite” loans, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
Market risks
The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China, ongoing conflict between Russia and Ukraine and the Israel-Hamas war, could lead to disruption, instability and volatility in the global markets. Unfavorable economic conditions also would be expected to increase funding costs, limit access to the capital markets, or result in a decision by lenders not to extend credit to us.
Inflation risk
Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.
Interest rate risk
General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV.
The Fund is exposed to medium to long-term spread duration securities. Longer spread duration securities have a greater adverse price impact to increases in interest rates.
The Adviser regularly measures exposure to interest rate risk. Interest rate risk is assessed on an ongoing basis by comparing the Fund’s interest rate sensitive assets to its interest rate sensitive liabilities. Based on that review, the Adviser determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.
38	Franklin BSP Private Credit Fund 2025 Annual Report

Notes to consolidated financial statements (cont’d)
Regulatory risk
Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices.
Credit risk
Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.
Credit spread risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
Prepayment risk
Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.
Volatility risk
Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
Cybersecurity risk
Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser faces various security threats on a regular basis, including ongoing cyber security threats to and attacks on its information technology infrastructure that are intended to gain access to its proprietary information, destroy data, or disable, degrade, or sabotage its systems. These security threats could originate from a wide variety of sources, including unknown third parties outside of the Adviser. Although the Adviser is not currently aware that it has been subject to
Franklin BSP Private Credit Fund 2025 Annual Report	39

Notes to consolidated financial statements (cont’d)
cyber-attacks or other cyber incidents which, individually or in the aggregate, have materially affected its operations or financial condition, there can be no assurance that the various procedures and controls utilized to mitigate these threats will be sufficient to prevent disruptions to its systems.
10. Credit Facility
The Fund obtains leverage through a credit facility (the “Facility”) U.S. Bank, N.A. has made available pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. On March 31, 2025, the Facility entered its 3rd amendment and extended maturity to July 1, 2025. On July 1, 2025, the Facility entered its 4th amendment and extended maturity to December 31, 2025. On December 30, 2025, the Facility entered its 5th amendment and extended maturity to December 31, 2026. The Facility, when drawn, is secured by the Fund’s assets and has a maximum withdrawal capacity of $60,000,000. Borrowings under the Facility bear interest at the Term SOFR Rate plus an applicable spread; prior to December 30, 2025, the spread was 1.95% and effective December 30, 2025, the spread was reduced to 1.80%. The Facility also requires the Fund to pay a commitment fee on the unused portion of the revolving commitment equal to 0.25% per annum. During the year ended December 31, 2025 the Fund’s average borrowing was $49,618,904. This borrowing resulted in interest expenses of $3,152,256 at a weighted average interest rate of 6.27% and is included in the Consolidated Statement of Operations. For the year ended December 31, 2025, the Fund incurred $72,065 in unused commitment fees, which is included in the Consolidated Statement of Operations.
Senior Securities
Information about the Fund’s senior securities is shown in the following table.

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024
Credit Facility Total Amount Outstanding (000’s)	$55,500	$50,500
Asset Coverage Per $1,000 of Credit Facility Outstanding(a)	$3,182	$3,619

(a)
Calculated by subtracting the consolidated total liabilities (excluding the indebtedness represented by the Facility) from the Fund’s total assets and dividing by the total amount outstanding on the Facility. The Asset Coverage ratio is then multiplied by $1,000 to determine the “Asset Coverage Per $1,000 of Credit Facility Outstanding.”

11. Schedules of Investments and Advances to Affiliates
Transactions related to investments in affiliated companies, as defined by the Investment Company Act, by virtue of the Fund owning at least 5% of the voting securities of the issuer, for the year ended December 31, 2025 were as follows:

Portfolio Company (1)	Type of Asset	Industry	Beginning Fair Value at December 31, 2024	Purchases at Cost	Proceeds from Sales	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Fair Value at December 31, 2025
Affiliate Investments
BSP Equipment Financing, LLC	Equity/ Other	Financial Services	$ —	$790,501	$ —	$ —	$ —	$ —	$790,501
Total Affiliate Investments			$ —	$790,501	$ —	$ —	$ —	$ —	$790,501

(1)	The principal amount and ownership detail are shown in the Consolidated Schedule of Investments.
40	Franklin BSP Private Credit Fund 2025 Annual Report

Notes to consolidated financial statements (cont’d)
12. Subsequent events
The Fund has evaluated subsequent events through the date the consolidated financial statements were issued.
The Fund’s credit facility (as defined in Note 10) entered it’s 6th amendment on February 26, 2026, extending the Facility’s maturity to March 1, 2027. No other subsequent events have occurred that would require adjustment to, or disclosure in, the consolidated financial statements.
Franklin BSP Private Credit Fund 2025 Annual Report	41

Expense examples (unaudited)
As a shareholder of the Franklin BSP Private Credit Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2025, through December 31, 2025.
Actual Expenses
The first line on each table below provides information about actual account values and actual expenses. However, the table does not include shareholder-specific fees, such as the $15.00 fee charged for wire redemptions by the Fund’s transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example For Comparison Purposes
The second line on each table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), repurchase fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relevant total cost of owning different funds.
Franklin BSP Private Credit Fund — Class A

	Beginning Account Value July 1, 2025	Ending Account Value December 31, 2025	Expenses Paid During Period* July 1, 2025 – December 31, 2025
Actual	$1,000.00	$1,075.10	$31.14
Hypothetical (5% annual return before expenses)	$1,000.00	$995.19	$29.94

*	Expenses are equal to the share class’s annualized six-month expense ratio of 5.95%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.
42	Franklin BSP Private Credit Fund 2025 Annual Report

Expense examples (unaudited) (cont’d)
Franklin BSP Private Credit Fund — Advisor Class

	Beginning Account Value July 1, 2025	Ending Account Value December 31, 2025	Expenses Paid During Period* July 1, 2025 – December 31, 2025
Actual	$1,000.00	$1,080.00	$28.61
Hypothetical (5% annual return before expenses)	$1,000.00	$997.70	$27.48

*	Expenses are equal to the share class’s annualized six-month expense ratio of 5.46%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.
Franklin BSP Private Credit Fund 2025 Annual Report	43

Additional information (unaudited)
1. Board Approval of the Continuation of the Investment Management Agreement
At a meeting of the Board held on August 7, 2025, the Board, including a majority of the trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or the Adviser, considered and approved the continuation of the Investment Advisory Agreement between the Fund and the Adviser.
The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered. The Board’s conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each trustee might have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Investment Advisory Agreement.
Nature, Extent and Quality of Services. The Board evaluated the Adviser’s current staffing, the education and experience of their personnel, their compliance programs, policies, and procedures, organizational structure and the financial condition of the Adviser. The Board noted that Franklin Resources, Inc. (“Franklin”) fully acquired the Adviser in 2019 and further noted the Adviser’s access to the additional resources, infrastructure, and experience of Franklin. The Board discussed the education and experience of key personnel supporting the Fund, noting the depth of experience in the private credit and leveraged finance markets and the extensive network of relationships with financial sponsors. The Board noted the compensation philosophy of the Adviser and their commitment to attract and retain quality personnel. The Board reviewed the quality of the Adviser’s compliance infrastructure and the compliance and risk management programs and policies, noting additional roles taken on by the Adviser with respect to the Fund, including as Valuation Designee pursuant to Rule 2a-5 under the 1940 Act. The Board noted that the business of the Adviser has not changed since the Board’s last approval of the Investment Advisory Agreement and no material changes are anticipated over the next year. After reviewing the foregoing information and other information provided to the Board, including the Adviser’s Form ADV, the Board concluded that the nature, extent, and quality of the services provided by the Adviser to the Fund were satisfactory.
Performance. The Board reviewed the performance of the Fund in view of its stated investment objective and investment strategy along with other funds advised by the Adviser and its affiliates. When reviewing the Fund’s performance against its peers and other benchmarks, the Board considered the strategies and investment objectives of each of the peer funds. The Board noted that performance of the Fund overall has been in-line with expectations. After reviewing the Fund’s performance, and other factors, the Board concluded that it was satisfied with the performance of the Fund.
Fees and Expenses. The Board evaluated the current and projected asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of the management and incentive fee payments. The Board then compared the fees and expenses of the Fund (including the management and incentive fees) to other peer funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management and the
44	Franklin BSP Private Credit Fund 2025 Annual Report

Additional information (unaudited)(cont’d)
size of the Fund, among other factors. The Board noted that the management fee of the Fund was lower than the median of the peer group funds. The Board noted that many peer group funds do not pay an incentive fee, but compared to those that do, the incentive fee is lower and the annualized hurdle rate of 6.0% is in-line with those peer group funds. The Board noted that the Fund’s expense ratio is lower than the median of the peer group funds as is the Fund’s long-term expense ratio target. The Board considered the expertise of the Adviser and the specialized knowledge required to manage the Fund. The Board concluded that the fees were reasonable in light of the services provided by the Adviser.
Profitability. The Board received an analysis of the profitability of the Adviser in providing services to the Fund, as well as a description of the methodology by which the Adviser calculates that profitability. The Board noted that the profit did not appear unreasonable in light of the services provided and concluded that the Adviser’s profitability was not excessive.
Economies of Scale. The Board received information concerning whether the Adviser would realize economies of scale if assets grow. The Board noted that the Fund’s strategy focuses heavily on originated credit, which is a more cost-intensive investment strategy that does not result in the same economies of scale as more liquid strategies that mainly trade investments instead of originating investments. The Board determined that to the extent economies of scale may be realized by the Adviser, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows.
Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of legal counsel, the Board determined that the continuation of the Investment Advisory Agreement was in the best interest of the Fund and its shareholders.
2. Disclosure Regarding Fund Trustees and Officers
MANAGEMENT OF THE FUND
The Fund’s business and affairs are managed under the direction of the Board. The Board currently consists of six members, five of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. The Fund refers to these individuals as its independent trustees. The Board annually elects the Fund’s officers, who serve at the discretion of the Board. The Board maintains an audit committee and a nominating and governance committee and may establish additional committees from time to time, as necessary.
Board of Trustees and Executive Officers
Trustees
Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups — Interested Trustees and Independent Trustees. As set forth in the Fund’s declaration of trust, each Trustee’s term of office shall continue until his or her death, resignation, or removal.
Franklin BSP Private Credit Fund 2025 Annual Report	45

Additional information (unaudited)(cont’d)
Information about Trustees and Officers

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[4]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
Interested Trustees[3]
Richard J. Byrne 1961	Trustee	Indefinite Length - Since Inception	President of Benefit Street Partners L.L.C.	3
Interested Director of Franklin BSP Capital Corporation, Franklin BSP Realty Trust, Inc., Benefit Street Partners Multifamily Trust, Inc., Interested Trustee of Franklin BSP Real Estate Credit BDC and Director of Wynn Resorts, Limited and New York Road Runners.

Independent Trustees
Lee F. Hillman 1955	Trustee	Indefinite Length - Since Inception	President of Liberation Advisory Group	3
Director of Benefit Street Partners Multifamily Trust, Inc., Franklin BSP Capital Corporation, Distribution Solutions Group, Inc. (formerly Lawson Products, Inc.) and Trustee of Franklin BSP Real Estate Credit BDC.

Ronald J. Kramer 1958	Trustee	Indefinite Length - Since Inception	Chief Executive Officer of Griffon Corporation	2	Director of Griffon Corporation, Franklin BSP Capital Corporation and Douglas Elliman, Inc.
Leslie D. Michelson 1951	Trustee	Indefinite Length - Since Inception	Chief Executive Officer of Private Health Management	3	Director of Franklin BSP Capital Corporation, Healthcare Trust, Inc., and American Finance Trust, Inc and Trustee of Franklin BSP Real Estate Credit BDC.
Edward G. Rendell 1944	Trustee	Indefinite Length - Since Inception	Retired	2
Director of Global Net Lease, Inc., American Finance Trust, Inc., Franklin BSP Capital Corporation, Healthcare Trust, Inc., Philadelphia250, Museum of the American Revolution and Rendell Center for Civics and Civic Education.

Dennis M. Schaney 1957	Trustee	Indefinite Length - Since Inception	Retired	2	Director of Franklin BSP Capital Corporation.

[1]	The address of each Trustee is care of the Secretary of the Fund at 1 Madison Avenue, Suite 1600, New York, NY 10010.
[2]
The Fund Complex includes Franklin BSP Capital Corporation, Franklin BSP Real Estate Credit BDC and Franklin BSP Private Credit Fund and is defined as two or more registered investment companies that (a) hold themselves out to investors as related companies for purposes of investment and investor services; or (b) have a common investment adviser or have an investment adviser that is an affiliated person of any of the other registered investment companies.

46	Franklin BSP Private Credit Fund 2025 Annual Report

Additional information (unaudited)(cont’d)
[3]	“Interested person,” as defined in the 1940 Act, of the Fund. Richard J. Byrne is an interested person of the Fund due to his affiliation with the Advisor.
[4]	The Fund was incepted on October 3, 2022.

Executive Officers

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Richard J. Byrne 1961	Chief Executive Officer and President	Indefinite Length - Since Inception	President of Benefit Street Partners L.L.C.
Nina K. Baryski 1984	Chief Financial Officer and Treasurer	Indefinite Length - Since Inception	Managing Director and Fund Controller at Benefit Street Partners L.L.C.; Chief Financial Officer of Franklin BSP Capital Corporation
Kaitlin Curry 1985[3]	Secretary	Indefinite Length - Since January 2025	Executive Director and Associate Regulatory Counsel at Benefit Street Partners LLC; Secretary of Franklin BSP Capital Corporation
Eric Smith 1984[4]	Chief Compliance Officer	Indefinite Length - Since June 2025	Senior Principal Consultant at ACA Global; Chief Compliance Officer of Franklin BSP Capital Corporation

[1]	The address of each officer is care of the Secretary of the Fund at 1 Madison Avenue, Suite 1600, New York, NY 10010.
[2]	The Fund was incepted on October 3, 2022.
[3]	Effective January 2025, Kaitlin Curry replaced Michael Frick as Secretary.
[4]	Effective June 2025, Eric Smith replaced George Talarico as Chief Compliance Officer.
Our prospectus and statement of additional information includes additional information about our trustees and officers and is available, without charge, upon request by calling 1.855.609.3680.
3. Shareholder Notification of Federal Tax Status
For the fiscal year ended December 31, 2025, certain distributions paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of distributions declared from ordinary income designated as qualified dividend income was as follows:

Percentage
Franklin BSP Private Credit Fund	0.00%

The percentage of dividends declared from ordinary income designated as qualified interest income for the year ended December 31, 2025 was as follows:

Percentage
Franklin BSP Private Credit Fund	94.52%

Franklin BSP Private Credit Fund 2025 Annual Report	47

Additional information (unaudited)(cont’d)
For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2025 was as follows:

Percentage
Franklin BSP Private Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Percentage
Franklin BSP Private Credit Fund	31.64%

Shareholders should not use the above information to prepare their tax returns. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.
4. Distribution Policy
The Fund’s distribution policy is to make monthly distributions of its net investment income after payment of the Fund’s operating expenses. The Fund’s distributions may exceed its earnings, and portions of the distributions that it makes may therefore be a return of the money that Shareholders originally invested and represent a return of capital for tax purposes. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund and the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.
5. Availability of Quarterly Portfolio Holdings Schedules
The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s filings on Part F of Form N-PORT are available without charge on the SEC’s website, www.sec.gov, or upon request by calling 1.855.609.3680.
6. Proxy Voting Policies and Procedures and Proxy Voting Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov. The Fund is required to file how it voted proxies related to portfolio securities during the most recent 12-month year ended June 30. The information is available without charge, upon request by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov.
48	Franklin BSP Private Credit Fund 2025 Annual Report

Additional information (unaudited)(cont’d)
7. Distribution Reinvestment Plan
The Fund operates its distribution reinvestment plan (“DRP”) administered by SS&C Technologies, Inc. (“SS&C”). Pursuant to the plan, the Fund’s Distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.
Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the DRP at any time by written instructions to that effect to SS&C. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by SS&C at least one (1) business day prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the DRP. Under the DRP, the Fund’s Distributions to Shareholders are automatically reinvested in full and fractional shares as described below.
When the Fund declares a Distribution, SS&C, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.
SS&C will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. SS&C will hold shares in the account of the Shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. SS&C will distribute all proxy solicitation materials, if any, to participating Shareholders.
In the case of Shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRP, SS&C will administer the DRP on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the DRP.
Neither SS&C nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities, or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
Franklin BSP Private Credit Fund 2025 Annual Report	49

Additional information (unaudited)(cont’d)
The automatic reinvestment of Distributions will not relieve participants of any federal, state, or local income tax that may be payable (or required to be withheld) on such Distributions. See “Tax Aspects.”
The Fund reserves the right to amend or terminate the DRP. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.
All correspondence concerning the DRP should be directed to SS&C at Franklin BSP Private Credit Fund c/o SS&C Technologies, Inc. P.O. Box 219433 Kansas City, MO 64121-9433. Certain transactions can be performed by calling the toll-free number 833-260-3565.
50	Franklin BSP Private Credit Fund 2025 Annual Report

Franklin BSP Private Credit Fund
Benefit Street Partners LLC
1 Madison Avenue, Suite 1600
New York, New York 10010
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, and the applicable rules thereunder, that from time to time the Fund may purchase shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month year ended December 31st of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value, and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of Franklin BSP Private Credit Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Investors should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

Investment Adviser
Benefit Street Partners LLC
1 Madison Avenue, Suite 1600
New York, NY 10010
Independent Registered Public Accounting Firm
Ernst & Young LLP
One Manhattan West
New York, NY 10001
Legal Counsel
Simpson Thacher & Bartlett LLP
900 G Street, N.W.
Washington, D.C. 20001
Custodian
U.S. Bank, N.A.
Two Liberty Place
S. 16th Street, Suite 2000
Philadelphia, PA 19102
Transfer Agent, Dividend Disbursing Agent, and Registrar
SS&C Technologies, Inc.
330 West 9th Street
Kansas City, Missouri 64105
Administrator
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

(b)	Not applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Lee J. Hillman is the “audit committee financial expert” and is considered to be “not interested” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were tax compliance, tax advice, and tax planning, including review of the Fund’s tax returns, asset diversification and income testing, excise taxes, and fiscal year end income calculations. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2025	FYE 12/31/2024
(a) Audit Fees	$143,500	$153,475
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$14,398	$12,490
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre approve all audit and non audit services of the registrant, including services provided to any entity affiliated with the registrant.

1

(e)(2) No services described in paragraphs (b) through (d) of Item 4 of this report were approved or required to be approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) During the audit of the registrant’s financial statements, substantially all of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant, the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the last two years.

Non-Audit Related Fees	FYE 12/31/2025	FYE 12/31/2024
Registrant	$14,398	$12,490
Registrant’s Investment Adviser	$0	$0

(h) Not applicable

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

2

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 1(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

BENEFIT STREET PARTNERS LLC

Proxy Voting PolicIes AND PROCEDURES

The Fund has delegated its proxy voting responsibility to its investment adviser, Benefit Street Partners L.L.C. (“BSP”). The proxy voting policies and procedures of BSP are attached hereto as Exhibit 99.19(a)(6).

The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 Form N-PX not later than August 31 of each year.

3

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of March 9, 2026.

(a)(1) Investment Team

Saahil Mahajan, Managing Director and Portfolio Manager. Saahil Mahajan is a managing director with Benefit Street Partners and is based in our West Palm Beach office. Prior to joining BSP in 2012, Mr. Mahajan was a principal at Oak Hill Advisors, where he had responsibility for the firm’s chemicals and financials investments. Previously, Mr. Mahajan worked for Peter J. Solomon Company as an analyst in its mergers and acquisitions group. Mr. Mahajan received a Bachelor of Science from the Wharton School of the University of Pennsylvania. In addition, Mr. Mahajan is a CFA charterholder. Mr. Mahajan has served as portfolio manager to the registrant since October, 2022.

Anant Kumar, Managing Director and Portfolio Manager. Anant Kumar is Head of Research and a managing director with Benefit Street Partners and is based in our West Palm Beach office. Prior to joining BSP in 2015, Mr. Kumar worked in the capital markets advisory group at Lazard Frères and the leveraged finance group at Deutsche Bank. Mr. Kumar received a Master of Business Administration from the University of Chicago, a Master of Science from Stanford University, and a Bachelor of Engineering from Visvesvaraya Technological University in India. Mr. Kumar has served as portfolio manager to the registrant since October, 2022.

(a)(2) Other Accounts Managed by Portfolio Managers

Information is provided as of December 31, 2025.

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2025: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

4

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a performance Fee	Assets Subject to a Performance Fee (in millions)
Saahil Mahajan
Registered Investment Companies	2	$4,460.3	1	$4,253.1
Other Pooled Investment Vehicles	38	$10,657.1	24	$6,204.5
Other Accounts	0	$0	0	$0
Anant Kumar
Registered Investment Companies	3	$857.6	0	$0
Other Pooled Investment Vehicles	2	$257.1	0	$0
Other Accounts	0	$0	0	$0

Material Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the registrant. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute the regisrant’s portfolio trades and/or specific uses of commissions from the registrant’s portfolio trades (for example, research, or “soft dollars,” if any). BSP has adopted policies and procedures and has structured its portfolio managers’ compensation in a manner reasonably designed to safeguard the registrant from being negatively affected as a result of any such potential conflicts.

(a)(3) Compensation of Portfolio Managers

The Advisor’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The portfolio managers may receive, all or some combination of, salary, an annual bonus and interests in the carried interest in certain of BSP’s funds.

Base compensation

Generally, when portfolio managers receive base compensation it is based on their individual seniority and their position within the firm.

Discretionary compensation

In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution.

(a)(4) Securities Ownership of Portfolio Managers

The following table shows the dollar range of equity securities in the Fund beneficially owned by each of the portfolio managers as of December 31, 2025.

Portfolio Manager	Aggregate Dollar Range of Equity Securities in the Fund(1)
Saahil Mahajan	None
Anant Kumar	$500,001 - $1,000,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or Over $1,000,000.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

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Item 15. Submission of Matters to a Vote of Security Holders.

No changes have occurred.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective and are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is appropriately recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed by the Registrant in the reports it files or submit on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable

(b) Not Applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(4) Not Applicable.

(5) There was no change in the registrant’s independent public accountant for the period covered by this report.

(6) The proxy voting policies and procedures of BSP are attached hereto in response to Item 12 of Form N-CSR as Exhibit 99.19(a)(6).

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Franklin BSP Private Credit Fund

By (Signature and Title)*	/s/ Richard Byrne
Richard Byrne, Chief Executive Officer and President

Date	March 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard Byrne
Richard Byrne, Chief Executive Officer and President

Date	March 9, 2026

By (Signature and Title)*	/s/ Nina Baryski
Nina Baryski, Chief Financial Officer and Treasurer

Date	March 9, 2026

* Print the name and title of each signing officer under his or her signature.

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